UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                            MDU RESOURCES GROUP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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|                    MDU Resources Group, Inc. Proxy Statement                |
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|                                            2007 Notice of Annual Meeting    |
|                                            and Proxy Statement              |
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[LOGO]

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1200 West Century Avenue                                    Terry D. Hildestad
                                                                 President and
                                                       Chief Executive Officer
Mailing Address:
P.O. Box 5650
Bismarck, ND 58506-5650
(701) 530-1000

                                                                March 8, 2007
To Our Stockholders:

      Please join us for the 2007 Annual Meeting of Stockholders. The meeting will be held on Tuesday, April 24, 2007, at 11:00 a.m., Central Daylight Savings Time, at 909 Airport Road, Bismarck, North Dakota.

      The formal matters are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We also will have a brief report on current matters of interest. Lunch will be served following the meeting.

      We were pleased with the stockholder response for the 2006 Annual Meeting at which 90 percent of the common stock was represented in person or by proxy. We hope for an even greater representation at the 2007 meeting.

      You may vote your shares by telephone, by the internet or by returning the enclosed letter proxy. Representation of your shares at the meeting is very important. We urge you to submit your proxy promptly by one of the three methods.

      I hope you will find it possible to attend the meeting.

                                Sincerely yours,


                                Terry D. Hildestad


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                            MDU RESOURCES GROUP, INC.
                            1200 West Century Avenue

                                Mailing Address:
                                  P.O. Box 5650
                             Bismarck, ND 58506-5650
                                 (701) 530-1000

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 2007

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                                                                 March 8, 2007

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota, on Tuesday, April 24, 2007, at 11:00 a.m., Central Daylight Savings Time, for the following purposes:

      (1) To elect four directors to three year terms;
      (2) To increase the authorized shares of common stock from 250,000,000 to 500,000,000;
      (3) To declassify our board of directors;
      (4) To ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2007;
      (5) To act upon a stockholder proposal requesting a sustainability report; and
      (6) To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

      The board of directors has fixed the close of business on February 26, 2007 as the record date for the determination of common stockholders who will be entitled to notice of, and to vote at, the meeting.

      All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. Registered stockholders will receive a request for admission ticket(s) with their proxy card that can be completed and returned to us postage-free. Stockholders whose shares are held in the name of a bank or broker will not receive a request for admission ticket(s). They should, instead, (1) call (701) 530-1000 to request an admission ticket(s), (2) come to the registration table at the annual meeting with a statement from their bank or broker showing proof of stock ownership as of February 26, 2007 and (3) present their admission ticket(s) and photo identification, such as a driver's license. We look forward to seeing you.

                                    By order of the Board of Directors,


                                    Paul K. Sandness
                                    Secretary


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                                TABLE OF CONTENTS

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                                                                        Page
                                                                        ----
Notice of Annual Meeting of Stockholders
Proxy Statement                                                            1
  Voting Information                                                       1
  Item 1.  Election of Directors                                           4
    Director Nominees for Three Year Term                                  4
  Continuing Incumbent Directors                                           6
    Director Terms Expiring in 2008                                        6
    Director Terms Expiring in 2009                                        7
  Item 2.  Increase in Authorized Common Stock                             9
  Item 3.  Declassification of Board of Directors                          10
  Item 4.  Ratification of Independent Auditors                            12
  Accounting and Auditing Matters                                          12
  Item 5.  Stockholder Proposal Requesting Sustainability Report           14
  Executive Compensation                                                   18
    Compensation Discussion and Analysis                                   18
    Compensation Committee Report                                          42
    Summary Compensation Table for 2006                                    43
    Grants of Plan-Based Awards in 2006                                    45
    Outstanding Equity Awards at Fiscal Year-End 2006                      50
    Option Exercises and Stock Vested during 2006                          51
    Pension Benefits for 2006                                              52
    Nonqualified Deferred Compensation for 2006                            57
    Potential Payments upon Termination or Change of Control               58
    Director Compensation for 2006                                         67
  Information Concerning Executive Officers                                69
  Security Ownership                                                       73
  Related Person Disclosure                                                74
  Corporate Governance                                                     75
    Audit Committee Report                                                 79
  Section 16(a) Beneficial Ownership Reporting Compliance                  81
  Other Business                                                           82
  Shared Address Stockholders                                              82
  2008 Annual Meeting of Stockholders                                      82

Exhibit A - Resolution of Board of Directors on Increase                   A-1
            in Authorized Common Stock
Exhibit B - Resolution of Board of Directors on Declassification of Board  B-1
Exhibit C - Statement of Policy on Director Independence                   C-1


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                                 PROXY STATEMENT

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     The board of directors of MDU Resources Group, Inc. is furnishing this proxy statement beginning March 8, 2007 to solicit your proxy for use at our annual meeting of stockholders on April 24, 2007.

     We will pay the cost of soliciting your proxy and reimburse brokers and others for forwarding proxy material to you. Georgeson Inc. additionally will solicit proxies for approximately $7,500 plus out-of-pocket expenses.


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                               VOTING INFORMATION

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     Who may vote? You may vote if you owned shares of our common stock at the close of business on February 26, 2007. You may vote each share that you owned on that date on each matter presented at the meeting. As of February 26, 2007, we had [ ] shares outstanding entitled to one vote per share.

     What am I voting on? You are voting on:

          o    the election of four directors for three year terms each

          o the increase in the number of authorized shares of common stock from 250,000,000 to 500,000,000

          o    the declassification of our board of directors

          o the ratification of Deloitte & Touche LLP as our independent auditors for 2007

          o    a stockholder proposal requesting a sustainability report and

          o any other business a stockholder properly brings before the meeting.

     What vote is required to pass an item of business? A majority of our outstanding shares of common stock entitled to vote must be present in person or represented by proxy to hold the meeting.

     If you hold shares through an account with a bank or broker, the bank or broker may vote your shares on certain matters even if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares on routine matters for which their customers do not provide voting instructions. The election of directors and the ratification of Deloitte & Touche LLP as the Company's independent auditors for 2007 are considered routine matters. When a proposal is not routine and the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that proposal. Those shares are considered "broker non-votes."

     Item 1 - Election of Directors
     ------   ---------------------

     A plurality of votes of the common stock entitled to vote and present in person or represented by proxy is required to elect a director. In the election of directors, you may vote for the director or withhold your vote. Withheld votes will be excluded from the vote and will have no effect on the outcome. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election, which we do not anticipate, the proxies will vote your shares for another person in their discretion.

     We amended our corporate governance guidelines in February 2006 in connection with the election of directors. In an uncontested election of directors, our corporate governance guidelines require any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election to promptly tender his or her resignation to the chairman of the board following certification of the stockholder vote. The nominating and governance committee will then recommend to the board of directors whether to accept or reject the tendered resignation.

     Item 2 - Increase in Authorized Number of Shares of Common Stock
     ------   -------------------------------------------------------

     In order to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000, a majority of the outstanding shares of common stock must vote "for" the increase. Abstentions and broker non-votes will count as votes "against" the increase.

     Item 3 - Declassification of Board of Directors
     ------   --------------------------------------

     In order to declassify our board of directors, a majority of the outstanding shares of common stock must vote "for" declassification. Abstentions and broker non-votes will count as votes "against" declassification.

     Item 4 - Ratification of Deloitte & Touche LLP as Independent Auditors for
     ------   -----------------------------------------------------------------
              2007
              ----

     Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2007 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes "against" the proposal.

     Item 5 - Stockholder Proposal Requesting Sustainability Report
     ------   -----------------------------------------------------

     Approval of the stockholder proposal requesting a sustainability report requires an affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes "against" the proposal, and broker non-votes will have no effect on the outcome.

     Unless you specify otherwise when you submit your proxy, the proxies will vote your shares of common stock "for" proposals 1, 2, 3 and 4 and "against" proposal 5.

     How do I vote? There are three ways to vote by proxy:

          o    by calling the toll free telephone number on the proxy

          o    by using the internet or

          o    by returning the enclosed letter proxy in the envelope provided.

     You may be able to vote by telephone or the internet if your shares are held in the name of a bank or broker. Follow their instructions.

     You may have to pay electronic access charges for internet voting.

     Can I revoke my proxy? Yes. You can revoke your proxy by:

          o filing written revocation with the corporate secretary before the meeting

          o filing a proxy bearing a later date with the corporate secretary before the meeting or

          o    revoking your proxy at the meeting and voting in person.

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                          ITEM 1. ELECTION OF DIRECTORS

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     Martin A. White retired on August 17, 2006. He had served as chairman of our board since February 15, 2001 and chief executive officer since April 1, 1998. Robert L. Nance also retired from our board on August 17, 2006. Mr. Nance had been a director since 1993 and was the chairman of the finance committee.

     You will be voting on four directors to serve for a term of three years each until 2010 or until their respective successors are elected. All nominees are incumbent directors and nominated for reelection, except Mr. Hildestad who was elected by the board of directors in August 2006 and is a nominee for election for the first time. Your proxy holder will vote your shares for the board's nominees unless you instruct otherwise. If a nominee is unable to serve as a director, your proxy holder may vote for any substitute nominee proposed by the board. Unless we specifically note below, no corporation or organization named below is a subsidiary or other affiliate of ours. Information concerning the nominees, including their ages, years of service as directors and business experience, which each nominee has furnished to us, is as follows:

DIRECTOR NOMINEES FOR THREE YEAR TERM
-------------------------------------

               Terry D. Hildestad            Director Since 2006
               Age 57                        Nominated for Term Expiring in 2010
  [PHOTO]
               Mr. Hildestad was elected President and Chief Executive Officer and a Director of the Company effective August 17, 2006. He had served as President and Chief Operating Officer from May 1, 2005 until August 17, 2006. Prior to that, he served as President and Chief Executive Officer of our subsidiary, Knife River Corporation, from 1993 until May 1, 2005. He additionally serves as an executive officer and as chairman of the Company's principal subsidiaries and of the Managing Committees of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co.

               Dennis W. Johnson             Director Since 2001
               Age 57                        Nominated for Term Expiring in 2010
  [PHOTO]
               Mr. Johnson is Chairman, Chief Executive Officer and President of TMI Corporation, and Chairman and Chief Executive Officer of TMI Systems Design Corporation, TMI Transport Corporation and TMI Storage Systems Corporation, all of Dickinson, North Dakota, manufacturers of casework and architectural woodwork. He has been employed at TMI since 1974 serving as President or Chief Executive Officer since 1982 and majority stockholder since 1985. Mr. Johnson serves as President of the Dickinson City Commission. He previously was a Director of the Federal Reserve Bank of Minneapolis. He currently serves on the Audit Committee.

               John L. Olson                 Director Since 1985
               Age 67                        Nominated for Term Expiring in 2010
  [PHOTO]
               Mr. Olson has been President and Chief Executive Officer of Blue Rock Products Company and of Blue Rock Distributing Company, a beverage bottling company and a distributing company, respectively, in Sidney, Montana since 1965. He also is Chairman of Admiral Beverage Corporation, Worland, Wyoming, and Ogden, Utah; former Chairman and Director of the Foundation for Community Care, Sidney, Montana; past Chairman and a member of the Executive Committee of the University of Montana Foundation; a Director of BlueCross BlueShield of Montana; and trustee for Blue Rock Products Company Profit Sharing Trust, Sidney, Montana. He currently serves on the Audit and Nominating and Governance Committees.

               John K. Wilson                Director Since 2003
               Age 52                        Nominated for Term Expiring in 2010
  [PHOTO]
               Mr. Wilson has been President of Durham Resources, LLC, a privately held financial management company, in Omaha, Nebraska since 1994. He also serves as President of the Durham Foundation and is a Director of Bridges Investment Fund, a mutual fund, the Greater Omaha Chamber of Commerce and the Durham Western Heritage Museum, all in Omaha. He additionally serves on the community relations board of US Bank NA Omaha and is a governor of the Joslyn Art Museum in Omaha. He previously was President of Great Plains Energy Corp., a public utility holding company and an affiliate of Durham Resources, LLC, from 1994 to July 1, 2000. He also was Vice President of Great Plains Natural Gas Co., an affiliate company of Durham Resources, LLC, until July 1, 2000. Great Plains Energy Corp. and Great Plains Natural Gas Co. were sold to the Company on July 1, 2000. He currently serves on the Audit Committee.



          The board of directors recommends a vote "for" each nominee.

     A plurality of votes of the common stock entitled to vote and present in person or represented by proxy is required to elect a director. "Withheld" votes do not count in determining whether a director nominee receives a plurality of votes.

     In an uncontested election, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election is required to promptly tender his or her resignation to the chairman of the board following certification of the stockholder vote. The nominating and governance committee will then recommend to the board of directors whether to accept or reject the tendered resignation.

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                         CONTINUING INCUMBENT DIRECTORS

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     Information concerning our continuing incumbent directors, whose terms expire in 2008 or 2009, including their ages, years of service as directors and business experience which each director has furnished to us, is as follows:

DIRECTOR TERMS EXPIRING IN 2008
-------------------------------

               Thomas Everist             Director Since 1995
               Age 57                     Term Expires in 2008
  [PHOTO]
               Mr. Everist has served as President and Chairman of The Everist Company, Sioux Falls, South Dakota, an aggregate, concrete and asphalt production company, since April 15, 2002. He previously was President and Chairman of L.G. Everist, Inc., Sioux Falls, South Dakota, an aggregate production company, from 1987 to April 15, 2002. He also is Managing Member of South Maryland Creek Ranch, LLC, a land development company and President of SMCR, Inc., an investment company. He is a Director of Showplace Wood Products, Sioux Falls, South Dakota, a custom cabinets manufacturer; and a Director of Raven Industries, Inc., Sioux Falls, South Dakota, a general manufacturer of electronics, sewn products, flow controls and engineered films. He currently serves on the Compensation Committee.

               Karen B. Fagg              Director Since 2005
               Age 53                     Term Expires in 2008
  [PHOTO]
               Ms. Fagg has been President since April 1, 1995 and majority owner since June 2000 of HKM Engineering, Inc., Billings, Montana, an engineering and physical science services firm. She was employed with Mountain States Energy, Inc., Butte, Montana, an environmental technology research and development company, as Business Development Director and Vice President of Operations from June 1976 through December 1988. Ms. Fagg also served a four-year term as Director of the Montana Department of Natural Resources and Conservation, Helena, Montana, from January 1989 through December 1992. From January 1993 through March 1995, she served as Corporate Development Director for Mountain States Energy, Inc. She serves on the Montana Board of Investments and the Board of ZooMontana. Ms. Fagg is a member of the Board of Trustees for Carroll College and for St. Vincent's Healthcare. Ms. Fagg currently serves on the Compensation and Nominating and Governance Committees.

               Patricia L. Moss           Director Since 2003
               Age 53                     Term Expires in 2008
  [PHOTO]
               Ms. Moss has been President, Chief Executive Officer and a Director of Cascade Bancorp, a financial holding company, and Bank of the Cascades, Bend, Oregon, since 1998. She also serves as a Director of North Pacific

               Products, Inc., a distributor of wood products, building materials and agricultural commodities, the Oregon Investment Fund Advisory Council, a state sponsored program to encourage the growth of small businesses within Oregon, and Clear Choice Health Plans, a ten-county health insurance company. She currently serves on the Compensation Committee.

DIRECTOR TERMS EXPIRING IN 2009
-------------------------------

               Richard H. Lewis           Director Since 2005
               Age 57                     Term Expires in 2009
  [PHOTO]
               Mr. Lewis has been the Managing General Partner of Brakemaka LLLP, a private investment partnership for managing family investments, and President of the Lewis Family Foundation since August 2004. He founded Prima Energy Corporation, a natural gas and oil exploration and production company, in 1980 and served as Chairman, President and Chief Executive Officer of the company until its sale in July 2004. Mr. Lewis serves as Chairman of the Board of Entre Pure Industries, Inc., a privately held company involved in the purified water and ice business. He is past President and a current Board member of the Colorado Oil and Gas Association and serves as a Director of Colorado State Bank and Trust. He currently serves on the Audit and Nominating and Governance Committees.

               Harry J. Pearce            Director Since 1997
               Age 64                     Term Expires in 2009
  [PHOTO]
               Mr. Pearce was elected Chairman of the Board of the Company on August 17, 2006. Prior to that, he served as Lead Director effective February 15, 2001 and was Vice Chairman of the Board from November 16, 2000 until February 15, 2001. Mr. Pearce was named Chairman of the Board of Nortel Networks Corporation, a telecommunications equipment manufacturer, on June 29, 2005. He retired on December 19, 2003, as Chairman of Hughes Electronics Corporation, a General Motors Corporation subsidiary and provider of digital television entertainment, broadband satellite network, and global video and data broadcasting. He had served as Chairman since June 1, 2001. Mr. Pearce formerly was Vice Chairman and a Director of General Motors Corporation, the world's largest vehicle manufacturer, from January 1, 1996 to May 31, 2001. He is a Director of Marriott International, Inc., a major hotel chain, and is Chairman of The Marrow Foundation. He is a Director of the Leukemia & Lymphoma Society Research Foundation, a Fellow of the American College of Trial Lawyers, and a member of the International Society of Barristers. He also serves on the Board of Trustees of Northwestern University.

               Sister Thomas Welder,      Director Since 1988
               O.S.B.                     Term Expires in 2009
               Age 66
  [PHOTO]
               Sister Welder has been the President of the University of Mary, Bismarck, North Dakota since 1978. She is a Director of St. Alexius Medical Center of Bismarck, the Bismarck-Mandan Development Association and the Missouri Slope Areawide United Way. She also is a member of the North Dakota Higher Education Roundtable and the Theodore Roosevelt Medora Founder's Society and is a past member of the Bismarck-Mandan Area Chamber of Commerce Board and the Consultant-Evaluator Corps for the North Central Association of Colleges and Schools. She currently serves on the Nominating and Governance Committee.

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                   ITEM 2. INCREASE IN AUTHORIZED COMMON STOCK

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     Our capital stock consists of 252,000,000 authorized shares divided into four classes:

          o 500,000 shares of preferred stock with a par value of $100 per share

          o    1,000,000 shares of preferred stock A without par value

          o    500,000 shares of preference stock without par value and

          o 250,000,000 shares of common stock with a par value of $1.00 per share.

     We split our common stock three-for-two effective July 26, 2006. As of February 26, 2007, we had issued and outstanding [ ] shares of common stock, and we had reserved [ ] additional shares for issuance under our director, executive and employee stock plans, a potential earn-out in connection with a prior acquisition and our dividend reinvestment plan. Because of the limited number of shares available to issue, our board of directors has unanimously approved and voted to recommend that you approve an amendment to our restated certificate of incorporation to increase our authorized common stock from 250,000,000 to 500,000,000 shares. There would be no change in the par value of $1.00 per share. The board resolution including the proposed amendment to our restated certificate of incorporation is included in exhibit "A" to this proxy statement.

     The additional authorized shares would enable us to issue common stock to raise capital funds expeditiously and economically for our ongoing operational needs. We could use the shares for our director, executive and employee stock plans and our dividend reinvestment plan, for possible acquisitions, stock distributions or splits, or other corporate purposes. We would be able to issue common stock without the delay and expense involved in obtaining stockholder approval when we believe that such issuance is appropriate; however, we would be required to obtain all necessary regulatory approvals prior to issuance of any additional common stock. We have no present plans for issuance or use of the proposed additional authorized common stock.

     All newly authorized shares of common stock when issued would have the same rights as the presently authorized shares, including the right to cast one vote per share and to receive dividends when and to the extent we declare and pay them. Company stockholders would have no preemptive rights with respect to the issuance of the additional common stock.

     Any issuance of additional shares of common stock would increase the outstanding number of shares of common stock and dilute the percentage ownership of existing stockholders. The dilutive effect of an issuance could discourage a change of control by making it more difficult or costly. We are not aware of any specific effort to obtain control of us, and we have no present intention of using the proposed increase in authorized common stock to deter a change of control.

     None of our directors or officers has any interest, direct or indirect, in the adoption of the proposed amendment except as a holder of our common stock.

     We are not furnishing financial statements as we do not believe that they are material for the exercise of prudent judgment regarding this proposal.

     The board of directors recommends a vote "for" the proposal to increase our authorized shares of common stock.

     Approval requires the affirmative vote of a majority of all outstanding common stock. Abstentions and broker non-votes will count as votes against this proposal.

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                 ITEM 3. DECLASSIFICATION OF BOARD OF DIRECTORS

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     Article THIRTEENTH of our restated certificate of incorporation, as amended, provides for a classified board of directors. This means that our board of directors is divided into three classes, as nearly equal in number as possible, with members of each class serving staggered three-year terms. We adopted this system for electing directors in 1985.

     Our board of directors has approved and voted to recommend that you approve an amendment to our restated certificate of incorporation to provide for a declassified board of directors. This means that all directors would be elected annually and serve one-year terms.

     The board of directors has set the current number of directors at ten, and this proposal would not change the present number of directors. Directors will retain the authority to change the number of directors and to fill any vacancies or newly-created directorships. However, any director elected to fill a vacancy or a newly-created directorship would serve for a term expiring at the next annual meeting.

     Classified or staggered boards have been widely adopted and have a long history in corporate law. Proponents of classified boards assert they promote the independence of directors because directors elected for multi-year terms are less subject to outside influence. Proponents of a staggered system for the election of directors also believe it provides continuity and stability in the management of the business and affairs of a company because a majority of directors always have prior experience as directors of the company. Proponents further assert that classified boards may enhance stockholder value by forcing an entity seeking control of a target company to initiate arms-length discussions with the board of the target company because the entity is unable to replace the entire board in a single election.

     On the other hand, some investors view classified boards as having the effect of reducing the accountability of directors to stockholders because classified boards limit the ability of stockholders to evaluate and elect all directors on an annual basis. The election of directors is a primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. In addition, opponents of classified boards assert that a staggered structure for the election of directors may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees and therefore may erode stockholder value. A number of major corporations have determined that, regardless of the merits of a classified board, principles of good corporate governance dictate that all directors of a corporation be elected annually.

     The board of directors has considered carefully the advantages and disadvantages of maintaining a classified board structure, and in the past concluded that it would be in the best interests of the company and its stockholders to maintain the classified board. This year, the company received a stockholder proposal on declassification, and the board again gave due consideration to the various arguments for and against a classified board and consulted with internal and outside advisors. After this review, the board of directors decided that it is an appropriate time to propose declassifying the board. This determination by the board is in furtherance of our goal of ensuring that our corporate governance policies maximize our accountability to stockholders and allow stockholders the opportunity each year to register their views on the performance of the board of directors.

     The board of directors has approved the proposed amendment declassifying the board of directors. If approved by the stockholders, we will amend our restated certificate of incorporation to provide for the annual election of all directors.

     If our stockholders approve the amendment, the directors elected at this annual meeting of stockholders in 2007 will, along with the directors elected at the annual meetings of stockholders held in 2005 and 2006, serve their full three-year terms. Beginning with the annual meeting of stockholders to be held in 2008, each director whose term is ending will be elected annually and serve until the next following annual meeting or until his or her earlier resignation or termination from the board.

     The board resolution including the proposed amendment to our restated certificate of incorporation is included in exhibit B to this proxy statement. We have shown the changes to the relevant sections of Article THIRTEENTH of the restated certificate of incorporation resulting from the amendment. If approved, the amendment will become effective upon filing with the Secretary of State of the State of Delaware, which filing we would make promptly after the annual meeting.

     The board of directors recommends a vote "for" the proposal to amend our restated certificate of incorporation to declassify our board of directors.

     Approval requires the affirmative vote of a majority of all outstanding stock. Abstentions and broker non-votes will count as votes against this proposal.

--------------------------------------------------------------------------------

                  ITEM 4. RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

     The audit committee at its February 2007 meeting appointed Deloitte & Touche LLP as our independent auditors for fiscal year 2007. The board of directors concurred with the audit committee's decision. Deloitte & Touche LLP has served as our independent auditors since fiscal year 2002.

     Although your ratification vote will not affect the appointment or retention of Deloitte & Touche LLP for 2007, the audit committee will consider your vote in determining its appointment of our independent auditors for the next fiscal year. The audit committee, in appointing our independent auditors, reserves the right, in its sole discretion, to change an appointment at any time during a fiscal year if it determines that such a change would be in our best interests.

     A representative of Deloitte & Touche LLP will be present at the annual meeting and will be available to respond to appropriate questions. We do not anticipate that the representative will make a prepared statement at the meeting; however, he or she will be free to do so if he or she chooses.


       The board of directors recommends a vote "for" the ratification of Deloitte & Touche LLP as our independent auditors for 2007.

     Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2007 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes against this proposal.

--------------------------------------------------------------------------------

                         ACCOUNTING AND AUDITING MATTERS

--------------------------------------------------------------------------------

Fees

     The following table summarizes the aggregate fees that our independent auditors, Deloitte & Touche LLP, billed or are expected to bill us for professional services rendered for 2006 and 2005:

----------------------------------------------------------------------------
                                                      2006         2005*
----------------------------------------------------------------------------
Audit Fees(a)                                      $2,244,835    $1,831,013
----------------------------------------------------------------------------
Audit-Related Fees(b)                                 168,926       224,152
----------------------------------------------------------------------------
Tax Fees(c)                                             6,380        74,720
----------------------------------------------------------------------------
All Other Fees(d)                                           0             0
----------------------------------------------------------------------------
Total Fees                                         $2,420,141    $2,129,885
----------------------------------------------------------------------------
Ratio of Tax and All Other Fees to Audit and             0.26%         3.66%
  Audit-Related Fees
----------------------------------------------------------------------------


* The 2005 amounts were adjusted from amounts shown in the 2006 proxy statement to reflect actual amounts.

(a) Audit fees for both 2006 and 2005 consisted of services rendered for the audit of our annual financial statements; reviews of our quarterly financial statements; comfort letters; statutory and regulatory audits; and consents and other services related to Securities and Exchange Commission matters.

(b) Audit-related fees for 2006 and 2005 consisted of services rendered for the audit of our employee benefit plans; due diligence associated with mergers and acquisitions; and consultation on accounting issues.

(c) Tax fees for 2006 are associated with property tax consulting services; tax fees for 2005 consisted of services related to tax credit filings.

(d)  No all other fees were incurred during 2006 or 2005.

Pre-Approval Policy

     The audit committee pre-approved all services Deloitte & Touche LLP performed in 2006 in accordance with the pre-approval policy and procedures the audit committee adopted at its August 12, 2003 meeting. This policy is designed to achieve the continued independence of Deloitte & Touche LLP and to assist in our compliance with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and related rules of the Securities and Exchange Commission.

     The policy defines the permitted services in each of the audit, audit-related, tax and all other services categories as well as prohibited services. The pre-approval policy requires management to submit annually for approval to the audit committee a service plan describing the scope of work and anticipated cost associated with each category of service. At each regular audit committee meeting, management reports on services performed by Deloitte & Touche LLP and the fees paid or accrued through the end of the quarter preceding the meeting. Management may submit additional services contemplated to be performed before the next scheduled audit committee meeting to the designated member of the audit committee, Dennis W. Johnson, for approval. The designated member updates the audit committee at the next regularly scheduled meeting regarding any services that he approved during the interim period. At each regular audit committee meeting, management may submit to the audit committee for approval a supplement to the service plan containing any request for additional permitted services.

     In addition, prior to approving any request for audit-related, tax or all other services of more than $50,000, Deloitte & Touche LLP will provide a statement setting forth the reasons why the rendering of the proposed services does not compromise Deloitte & Touche LLP's independence. This description and statement by Deloitte & Touche LLP may be incorporated into the service plan or as an exhibit thereto or may be delivered in a separate written statement.


--------------------------------------------------------------------------------

          ITEM 5. STOCKHOLDER PROPOSAL REQUESTING SUSTAINABILITY REPORT

--------------------------------------------------------------------------------

     Calvert Asset Management has notified us that it intends to submit the proposal set forth below for consideration at the annual meeting.

Calvert Resolution and Supporting Statement
-------------------------------------------

                        SUSTAINABILITY REPORT RESOLUTION

      Whereas:

      Investors increasingly seek disclosure of companies' social and environmental practices in the belief that they impact shareholder value. Many investors believe companies that are good employers, environmental stewards, and corporate citizens are more likely to generate incremental financial returns, be more stable in turbulent economic and political conditions, and enjoy long-term business success.

      Mainstream financial companies are seeking tools to understand the links between sustainability performance and capital markets. According to research consultant Innovest, major investment firms including ABN-AMRO, Schroders, T. Rowe Price, and Legg Mason subscribe to information on companies' social and environmental practices to help make investment decisions.

      Sustainability refers to endeavors that meet present needs without impairing the ability of future generations to meet their own needs. It includes "encouraging long lasting social well being in communities where [companies] operate, interacting with different stakeholders (e.g. clients, suppliers, employees, government, local communities, and non-governmental organizations), and responding to their specific and evolving needs, thereby securing a long-term 'license to operate,' superior customer and employee loyalty, and ultimately superior financial returns" (Dow Jones Sustainability Group).

      Globally, approximately 1,500 companies produce reports on sustainability issues (Association of Chartered Certified
      Accountants, www.corporateregister.com), including more than half of the global

      Fortune 500 (KPMG International Survey of Corporate Responsibility Reporting 2005).

      MDU Resources Group competes internationally, and global expectations regarding sustainability reporting are increasing. The European Commission recommends corporate sustainability reporting, and listed companies in Australia, South Africa and France are required to provide investors with information on their social and environmental performance.

      Companies increasingly recognize that transparency and dialogue about sustainability are elements of business success. For example, Unilever's Chairman stated in a 2003 speech, "So when we talk about corporate social responsibility, we don't see it as something business "does" to society but as something that is fundamental to everything we do. Not just philanthropy or community investment, important though that is, but the impact of our operations and products as well as the interaction we have with the societies we serve."

      RESOLVED: Shareholders request that the Board of Directors issue a sustainability report to shareholders, at reasonable cost, and omitting proprietary information, by December 31, 2007.

                              SUPPORTING STATEMENT

      The report should include the company's definition of sustainability, as well as a company-wide review of company policies, practices, and metrics related to long-term social and environmental sustainability.

      We recommend that MDU Resources Group use the Global Reporting Initiative's Sustainability Reporting Guidelines ("The Guidelines") to prepare the report. The Global Reporting Initiative (www.globalreporting.org) is an international organization developed with representatives from the business, environmental, human rights and labor communities. The Guidelines provide guidance on report content, including performance on direct economic impacts, environmental, labor practices and decent work conditions, human rights, society, and product responsibility. The Guidelines provide a flexible reporting system that allows the omission of content that is not relevant to company operations. Over 700 companies use or consult the Guidelines for sustainability reporting, including Anheuser-Busch, Cadbury Schweppes, Diageo, PepsiCo, and SABMiller.

                             ---------------------

Company Response
----------------

     The board of directors recommends a vote "against" this proposal.

     While there are a number of different definitions of sustainability, we believe that sustainability means our ability to meet the needs of the present without compromising the ability of the future generations to meet their own needs.

     We are committed to the conduct of business according to the highest ethical standards, as reflected in our code of conduct and our code of ethics, which are posted on our website.

     Our code of ethics includes the following provisions:

            Introduction

                 Among the many objectives of MDU Resources Group, Inc.,
            its utility division and its subsidiaries, stands the constant goal of serving the long-term interests of the owners - our shareholders. In fulfilling this objective we must fully respect the legitimate claims and rights of customers, employees, regulators, the general public, and others whose interests touch upon ours.

            No "Quick Fix"...

                 Our long-term profitability can only be achieved
            through fair, honest and intelligent decisions with respect to all those with whom we deal. Considering this position, we will not accept a "quick fix" at the expense of our future well-being.

            A Step Beyond...

                 Our company has always maintained a strong commitment
            to the concept of corporate citizenship including the view that companies as well as individuals must contribute to the well-being of society. We accomplish this contribution through the important services we provide but it extends far beyond our basic products and services. Our corporate citizenship must include active interest in the quality of life enjoyed by our fellow employees and the citizens of the many cities, towns and states we serve. These contributions are further enhanced by conducting our business with integrity.

     In addition to these provisions, the codes cover other sustainability issues including equal opportunity, compliance with laws, workplace safety, fair competition and fair dealing. Further, the codes illustrate our involvement in community activities and professional organizations.

     In 1983, we established the MDU Resources Foundation to support institutions, organizations and programs within the geographic area in which we conduct business. The MDU Resources Foundation considers requests from health and human services organizations, educational institutions, civic and community activity organizations, cultural organizations and environmental organizations. Information about the MDU Resources Foundation is on our website.

     Our commitment to conducting our business with integrity includes responsibly developing our earth's natural resources. All of our operating business units are subject to a number of laws, rules and regulations that have been put in place to protect the environment and are regulated by federal, state and local agencies and governments. A guiding principle of our corporation is environmental responsibility. We are dedicated to fulfilling that tenet.

     We are committed to:

          o    Minimizing waste and maximizing resources.

          o Supporting environmental laws and regulations that are based on sound science and cost-effective technology.

          o Meeting or surpassing all applicable environmental laws, regulations and permit requirements.

     An environmental statement is included on our website.

     As evidenced in our codes and through the MDU Resources Foundation, our company has a commitment towards sustainability. Our board of directors respects our stockholders' interest in sustainability. However, our board believes that the investment of human and financial resources that would be required to produce a sustainability report based on the Sustainability Reporting Guidelines of the Global Reporting Initiative, as requested in the Calvert proposal, would not represent a necessary or prudent use of the stockholders' assets.

     Therefore, the board of directors recommends a vote "against" this proposal.

     Approval requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will count as votes against this proposal.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                      COMPENSATION DISCUSSION AND ANALYSIS

--------------------------------------------------------------------------------


Introduction
------------

     In this compensation discussion and analysis, we discuss our compensation objectives, our decisions and the rationale behind those decisions relating to 2006 compensation for our named executive officers.

Objectives of our Compensation Program
--------------------------------------

     We have a written executive compensation policy, which was last amended in November 2006, for our Section 16 officers, including all our named executive officers whom we discuss later in this compensation discussion and analysis. Our policy has the following stated objectives

     o recruit, motivate, reward and retain the high performing executive talent required to create superior long-term total stockholder return in comparison to our peer group

     o reward executives for short-term performance as well as the growth in enterprise value over the long-term

     o provide a competitive package relative to industry-specific and general industry comparisons and internal pay equity, as appropriate and

     o ensure effective utilization and development of talent by working in concert with other management processes - for example, performance appraisal, succession planning and management development.

Determination of Compensation
-----------------------------

     How we structure compensation
     -----------------------------

     We pay our Section 16 officers a combination of base salary, annual cash incentive and long-term equity-based incentive, in addition to providing income for their retirement and other benefits. We pay base salaries in order to provide executive officers with sufficient, regularly-paid income and to attract, recruit and retain executives with the knowledge, skills and abilities necessary to successfully execute their job duties and responsibilities. We grant executives the opportunity to earn annual incentives in order to be competitive from a total remuneration standpoint and to ensure focus on annual financial and operating results. We provide executives the opportunity to earn long-term compensation in order to be competitive from a total remuneration standpoint and to ensure focus on stockholder return.

     Each year, the compensation committee sets overall compensation targets for each Section 16 officer, as well as individual targets for the three components of compensation - base salary, annual incentive and long-term incentive.

     The compensation committee structures the target levels of compensation to enable us to retain and reward the executive officers that we believe are critical to our long-term success. The compensation committee also structures compensation to ensure that a significant portion of our executive officers' opportunity is directly related to our stock performance and other factors that directly and indirectly influence stockholder value. This includes tying incentive compensation to both (i) total stockholder return, which reflects our corporate performance relative to our performance graph peer group and (ii) business unit or other operational goals.

     Because our executive officers recommend to the compensation committee the levels of achievement for our annual incentive compensation awards, the compensation committee and the board of directors review the recommended levels carefully before approving them. This is to ensure that the goals are set sufficiently high to provide our executive officers with true stretch performance goals.

     In addition, commencing in 2006, we now limit the aggregate amount of annual incentive compensation we will pay to all our executive officers to 20 percent of after tax earnings in excess of planned earnings. The 20 percent limitation is measured at the major business unit level for business unit executives and at the corporate level for corporate executives. As we discuss later, the committee also established a requirement for minimum improvement in the return on invested capital measures for incentive purposes to ensure that return on invested capital equals or exceeds the weighted average cost of capital.

     If earned, incentive compensation, which consists of annual cash incentive awards and three-year performance share awards under our Long-Term Performance-Based Incentive Plan, makes up the greatest portion of our named executive officers' total compensation. The following table shows the allocation of total targeted compensation for 2006 among the individual components of base salary, annual incentive and long-term incentive:

--------------------------------------------------------------------------------
Name                           % of Total      % of Total        % of Total
                               Target          Target            Target
                               Compensation    Compensation      Compensation
                               Allocated to    Allocated to      Allocated to
                               Base Salary     Annual Incentive  Long-Term
                                                                 Incentive
--------------------------------------------------------------------------------
Martin A. White                       30.0%          30.0%          40.0%
(former CEO)
--------------------------------------------------------------------------------
Terry D. Hildestad(1)   (CEO)         34.7%          34.7%          30.6%
                               -------------------------------------------------
                        (COO)         32.8%          32.8%          34.4%
--------------------------------------------------------------------------------
William E. Schneider                  41.6%          20.9%          37.5%
--------------------------------------------------------------------------------
Warren L. Robinson(2)                   -              -              -
(former CFO)
--------------------------------------------------------------------------------
Vernon A. Raile (CFO)                 41.6%          20.9%          37.5%
--------------------------------------------------------------------------------
John K. Castleberry(1) (WBI(3) CEO)   47.4%          23.7%          28.9%
                                    --------------------------------------------
                     (EVP - Admin.)   44.4%          22.2%          33.4%
--------------------------------------------------------------------------------
John G. Harp                          44.4%          22.2%          33.4%
--------------------------------------------------------------------------------

(1) Mr. Hildestad's and Mr. Castleberry's percentages are annualized.
(2) Mr. Robinson received no incentive awards during 2006 due to his retirement.
(3) WBI Holdings, Inc. is a subsidiary.

     The compensation committee believes incentive compensation comprising 50% to 70% of total target compensation for the named executive officers is appropriate because:

     o these executive officers are in positions to drive corporate performance
     o results beneficial to stockholders will trigger incentive compensation payments to these executive officers
     o this compensation is "at risk" and earned only if financial results warrant any payments and
     o tying the majority of total target compensation to incentive payments helps ensure focus on the incentive goals.


     In order to reward long-term growth as well as short-term results, the compensation committee establishes incentive targets that emphasize long-term compensation as much as or more than short-term for all officer positions. The annual incentive targets range from 10% to 100% of base salary and the long-term incentive targets range from 15% to 133% of base salary, depending on the executive's salary grade. Generally, our approach is to allocate a higher percentage of total target compensation to the long-term incentive than to the short-term incentive for our higher level executives, since they are in a better position to influence our long-term performance.

     Additionally, the long-term incentive, if earned, is paid in company common stock. These awards, combined with our stock ownership guidelines, which we discuss later, promote ownership of our stock by the named executive officers. The compensation committee believes that, as stockholders, the named executive officers will be motivated to consistently deliver financial results that build wealth for all stockholders over the long-term.

     How we determined 2006 compensation
     -----------------------------------

     The compensation committee, in conjunction with the board of directors, determined all compensation for each named executive officer for 2006.

     The compensation committee determines our named executive officers' annual salaries and annual and long-term incentive targets by reference to salary grades. Each salary grade has a minimum, median and maximum annual salary level as well as annual and long-term incentive target levels, which are expressed as a percentage of the individual's actual annual salary. Named executive officers generally are placed into a salary grade based on historical classification of their positions; however, the compensation committee may place an executive into a different salary grade if it determines that the executive's position, responsibilities or performance warrant the change. Also, the committee considers, upon recommendation from the chief executive officer, a position's relative value. A position's relative value is determined by considering

     o participation on our management policy committee, which is the body responsible for setting enterprise-wide operating and management policies and procedures as well as the company's strategic direction


     o the position's responsibilities relative to the company's total earnings, use of invested capital, and the stable generation of earnings and cash flows and


     o    the position's impact on key strategic initiatives.

     Our historical classifications have been:

----------------------------------------------------------------------------
President and CEO                             Grade K  Martin A. White
                                                       Terry D. Hildestad
----------------------------------------------------------------------------
Executive Vice President, Treasurer and CFO            Vernon A. Raile
                                                       Warren L. Robinson
                                              Grade J
President and CEO of
     WBI Holdings, Inc. and                            John K. Castleberry
     Knife River Corporation                           William E. Schneider
----------------------------------------------------------------------------
President and CEO of                          Grade I  John G. Harp
     MDU Construction Services Group, Inc.
----------------------------------------------------------------------------


     For 2006, all our named executive officers were placed in their salary grades based on historical classification of their positions. In addition, a new position, executive vice president - administration, for Mr. Castleberry, was assigned to a salary grade - "I".

     At least every two years the compensation committee uses an outside consulting firm to assess the competitive pay levels for base salary and incentive compensation for each Section 16 officer position. The assessment includes identifying material changes to Section 16 officer jobs, updating compensation information, gathering and analyzing relevant general and industry-specific survey data and updating the base salary structure. In 2005, Towers Perrin, a nationally recognized consulting firm, assisted the committee in establishing competitive 2006 compensation targets for our Section 16 officers. Towers Perrin assessed competitive pay levels for base salary, total annual cash, which is base salary plus annual bonus, and total direct compensation, which is the sum of total annual cash and the expected value of long-term incentives. Towers Perrin also prepared an updated salary grade structure based on the above competitive analyses.

     Towers Perrin identified overall competitive compensation targets as well as individual targets for salaries, annual incentives and long-term incentives for each Section 16 officer position. They compared our Section 16 officer positions to like positions contained in general industry salary surveys, industry-specific salary surveys and, for our chief executive officer, the chief executive officers in our performance graph peer group. The salary surveys used by Towers Perrin were:

     o    Towers Perrin's Executive Compensation Database
     o    Towers Perrin's Energy Services Industry Executive Compensation
          Database
     o    Effective Compensation, Inc.'s Oil & Gas Exploration and Production
          Survey
     o    Mercer's Energy Compensation Survey
     o    Watson Wyatt's Report on Top Management Compensation

---------------------------------------------------------------------------
Survey*                      Number of     Median      Number     Median
                             Companies     Number of   of         Revenue
                             Participating Employees   Publicly   ($000s)
                                                       Traded
                                                       Companies
---------------------------------------------------------------------------
Towers Perrin's Executive    345            19,621       214      4,615,600
Compensation Database
---------------------------------------------------------------------------
Towers Perrin's Energy        87             3,460        63      2,472,400
Services Industry Executive
Compensation Database
---------------------------------------------------------------------------
Effective Compensation,       76               130        48        148,000
Inc.'s Oil & Gas
Exploration and Production
Survey
---------------------------------------------------------------------------
Mercer's Energy              199               288       140        351,550
Compensation Survey
---------------------------------------------------------------------------


     Our revenues for 2005 were approximately $3.46 billion.


-------------------------
* The information in the table and on the Watson Wyatt report is based solely upon information provided by the publishers of the surveys and is not deemed filed or a part of this compensation discussion and analysis for certification purposes.

     A total of 2,305 organizations participated in Watson Wyatt's Report on Top Management Compensation. There were 405 organizations with 2,000 to 4,999 employees; 304 organizations with 5,000 to 9,999 employees; 260 organizations with 10,000 to 19,999 employees and 355 organizations with 20,000 or more employees. Also, there were 539 organizations with sales of $2.0 billion or more. Watson Wyatt did not report the number of publicly traded companies participating in its survey.*

     Executive officers also played an important part in determining 2006 compensation. Executive officers assessed performance for those officers reporting to them. The chief executive officer assessed performance for all named executive officers and then worked with the human resources department to determine the recommended salary grades for the executive positions. The vice president of human resources and other human resources personnel also supported the chief executive officer and the compensation committee by

     o working with the outside compensation consultants and the chief executive officer on the determination of recommended salary grades, which have associated annual base salaries and incentive targets

     o reviewing recommended salary increases and incentive targets submitted by executive officers for officers reporting to them for reasonableness and alignment with company or business unit objectives and to help ensure internal equity and

     o    designing annual and long-term incentive programs.

     The following chart shows the median annual base salary and the approximate target annual and long-term incentive levels for the relevant salary grades. As shown in the following chart, our named executive officers were assigned to one of three salary grades.

--------------------------------------------------------------------------------
                                                            Target
                                         Median   Target    Long-
                                          Base    Annual     Term        Target
                                Salary   Salary  Incentive Incentive     Total
             Name                Grade  ($ 000s) ($ 000s)  ($ 000s)     ($ 000s)
--------------------------------------------------------------------------------
Martin A. White (former CEO)          K     $750     $750       $998      $2,498
--------------------------------------------------------------------------------
Terry D. Hildestad (CEO and (COO)     K     $750     $750       $998      $2,498
--------------------------------------------------------------------------------
William E. Schneider                  J     $375     $187       $338        $900
--------------------------------------------------------------------------------
Warren L. Robinson (former CFO)       J     $375     $187       $338        $900
--------------------------------------------------------------------------------
Vernon A. Raile (CFO)                 J     $375     $187       $338        $900
--------------------------------------------------------------------------------
John K. Castleberry (WBI CEO)         J     $375     $187       $338        $900
                                ------------------------------------------------
                 (EVP - Admin.)       I     $310     $155       $233        $698
--------------------------------------------------------------------------------
John G. Harp                          I     $310     $155       $233        $698
--------------------------------------------------------------------------------

     After approving the salary grade assigned to each named executive officer, the compensation committee determined where, within that salary grade, the individual's base salary should be. This determination was based on recommendations from our chief executive officer.

     The compensation committee believes that having a range of possible salaries within each salary grade is advantageous as it gives the committee the flexibility to assign different salaries to individual executives within a salary grade to reflect one or more of the following:

     o    the executive's performance on financial goals

     o the executive's performance on non-financial goals, including the results of the performance assessment program

     o    the executive's experience, tenure and future potential

     o the position's relative value compared to other positions within the company

     o    the relationship of the salary to the competitive salary market value

     o    internal pay equity with other executives and/or

     o the economic environment of the corporation or executive's business unit.

     Our performance assessment program evaluates performance based on behavioral and results-oriented competencies and objectives. The chief executive officer assessed each named executive officer's performance under the performance assessment program, and the compensation committee assessed the chief executive officer's performance. Our performance assessment program rates performance in different competencies, as follows:

     o    visionary leadership
     o    strategic thinking
     o    leading with integrity
     o    managing customer focus
     o    financial responsibility
     o    achievement focus
     o    judgment
     o    planning & organization
     o    leadership
     o    mentoring
     o    relationship building
     o    conflict resolution
     o    communications
     o    safety and
     o    great place to work

     In the following discussion, we provide further explanation of why and how the compensation committee determined each named executive officer's salary grade and the executive's actual 2006 salary and annual and long-term incentives.

2006 Salary Grades and Base Salaries for Named Executive Officers
-----------------------------------------------------------------

     The compensation committee began its review of executive compensation data at its August 2005 meeting. It assigned 2006 salary grades and determined 2006 individual base salaries and annual and long-term incentive targets under the annual and long-term plans at the November 2005 meeting. Actual 2006 annual and long-term incentive awards, along with the payouts based on performance from the recently completed performance period for prior annual and long-term awards, were determined at the February 2006 meetings of the compensation committee and the board of directors. The February meetings occurred after the release of earnings for the prior year.

     The compensation committee also adjusted compensation, as necessary, at other times during the year to reflect promotions or other changes in executive officers' positions with the company.

     Martin A. White
     ---------------

     As we discussed above, the compensation committee used data provided by Towers Perrin from five different salary surveys for compensation comparison. In addition to these salary surveys described above, for the chief executive officer comparison, Towers Perrin also used salary information for the chief executive officers at the following companies, which comprised our performance graph peer group:


---------------------------------------------------------------------------
Allegheny Energy, Inc.                Oneok, Inc.
Allete                                Peoples Energy
Alliant Energy Corp.                  Pogo Producing Co.
Black Hills Corp.                     Quanta Services, Inc.
Comstock Resources, Inc.              Questar Corp.
Equitable Resources, Inc.             Scana Corp.
Florida Rock Industries               Stone Energy Corp.
Keyspan Corp.                         Teco Energy, Inc.
Martin Marietta Materials             UGI Corp.
Newfield Exploration                  Vectren
Nicor                                 Vulcan Materials Corp.
OGE Energy Corp.                      XTO Energy, Inc.

---------------------------------------------------------------------------


     Mr. White served as our chief executive officer from April 1, 1998 until his retirement on August 17, 2006. In 2006, as chief executive officer, Mr. White was assigned to our highest salary grade "K." Mr. White's salary grade contained salary ranges from a minimum of $600,000 to a target of $750,000 and a maximum of $900,000. In determining Mr. White's salary grade, the compensation committee reviewed the performance graph peer group survey data and the other market data discussed above. The performance graph peer group showed a median base salary of $685,000, and the other market data showed a base salary target of $830,000 for chief executive officers. The committee set Mr. White's actual 2006 base salary at $750,000, which was his assigned salary grade's midpoint and an increase of 7.14% from his 2005 base salary; this was above the peer group median of $685,000 but below the target level based on the other market data. The committee's decision was based on Mr. White's commendable performance assessment rating, his outstanding leadership and his contribution to our record financial results.

     Terry D. Hildestad
     ------------------

     Terry D. Hildestad was our chief operating officer until August 17, 2006 when he was elected as chief executive officer. Mr. Hildestad was assigned to a salary grade "K." The base salary target for a president and chief operating officer was $485,000, based on the survey data provided by Towers Perrin as a part of their annual competitive analysis. The committee set Mr. Hildestad's actual base salary at $525,000 because he received a commendable performance assessment rating and Knife River Corporation's 2005 financial results were above plan. Mr. Hildestad had been president and chief executive officer of Knife River Corporation. The committee believed that this salary was appropriate because Mr. Hildestad assumed additional responsibilities as our president and chief operating officer and was making significant strides to successfully assume our chief executive officer position in August 2006.

     When Mr. Hildestad became our chief executive officer, the committee increased his base salary to $625,000. While the "K" salary grade midpoint was $750,000, the committee believed that setting Mr. Hildestad's salary at the midpoint would have been premature given his short tenure in the position. The committee looks to sustained performance and contribution over time before setting a named executive officer's base salary at or above the salary grade midpoint. The committee also decided that it would not give Mr. Hildestad a salary increase on January 1, 2007 and took this into consideration when increasing his salary to $625,000 in August 2006.

     William E. Schneider
     --------------------

     William E. Schneider is president and chief executive officer of our subsidiary, Knife River Corporation. Mr. Schneider's assigned salary grade of "J" had a midpoint of $375,000, with a minimum of $300,000 and a maximum of $450,000. Upon recommendation from the chief executive officer, the committee chose the "J" salary grade because they believed Mr. Schneider should be in the same salary grade as our chief financial officer and the chief executive officer of WBI Holdings, Inc.

     Mr. Schneider's actual 2006 base salary was $392,000, which was above the 2006 salary grade midpoint of $375,000, because Knife River Corporation's 2005 financial results were above plan, he assumed additional responsibilities as business unit chief executive officer and he received a commendable performance assessment rating. Also, the committee believed a salary above the salary grade midpoint was appropriate given the fact that Mr. Schneider was successfully spearheading a number of Knife River Corporation initiatives, such as a regional operating structure to improve efficiencies and acceleration of Knife River Corporation's migration to a common information systems platform.

     Warren L. Robinson
     ------------------

     Warren L. Robinson was our executive vice president and chief financial officer until January 3, 2006 and an employee until he retired February 17, 2006. Because of his retirement, Mr. Robinson received no base salary increase or incentive compensation for 2006. As we discussed in our 2006 proxy statement, we entered into an agreement with Warren L. Robinson on November 23, 2005 in connection with his retirement as executive vice president and chief financial officer. Mr. Robinson received a severance payment of $1,000,000. The compensation committee determined that this was an appropriate amount in light of Mr. Robinson's years of service to the company, business acumen and timing in the capital markets, which contributed to our six-fold increase in earnings from 1988 to 2004. Mr. Robinson also had long-term incentive awards which have been or will be paid out based upon company performance in accordance with the terms of the awards.

     Vernon A. Raile
     ---------------

     Vernon A. Raile was elected our chief financial officer effective January 3, 2006. The 2006 market data provided by Towers Perrin showed a targeted base salary of $390,000. However, Mr. Raile was assigned to salary grade "J", the historical classification for our chief financial officer. The salary grade had a midpoint of $375,000, a minimum of $300,000 and a maximum of $450,000.

     The committee determined Mr. Raile's actual 2006 base salary at $318,750, which was an increase of 46.65% from his 2005 base salary. This reflected Mr. Raile's assumption of additional responsibilities as executive vice president, treasurer and chief financial officer, a desire to move his base salary closer to the midpoint of $375,000, record financial results and his commendable performance assessment rating. However, Mr. Raile's base salary was significantly below the 2006 salary grade midpoint of $375,000 primarily because of his short tenure as executive vice president, treasurer and chief financial officer. The committee believes aligning compensation targets to competitive benchmarks over time versus all at once is prudent because it gives them the opportunity to assess the executive's performance and contribution in his new role.

     John K. Castleberry
     -------------------

     John K. Castleberry was president and chief executive officer of our subsidiary, WBI Holdings, Inc., and had planned to retire in 2006. However, effective March 4, 2006, Mr. Castleberry accepted our offer to become executive vice president - administration of MDU Resources Group, Inc.

     As president and chief executive officer of WBI Holdings, Inc., Mr. Castleberry's assigned salary grade of "J" had a midpoint of $375,000, a minimum of $300,000 and a maximum of $450,000. Mr. Castleberry's actual base salary for 2006 was $370,000, which was the same as 2005 due to his anticipated retirement in early 2006.

     As executive vice president - administration of MDU Resources Group, Inc., Mr. Castleberry was placed in a lower salary grade of "I", with a midpoint of $310,000, a minimum of $248,000 and a maximum of $372,000. The compensation committee approved the salary grade assignment for the executive vice president - administration position based on the chief executive officer's recommendation. The chief executive officer's rationale for recommending this salary grade was:

  o The position's importance in leading our initiative of moving certain functions to a shared services environment. This initiative involves placing duplicative functions across the organization, e.g., payroll, information technology and purchasing, into a centralized organization to leverage economies of scale and to leverage our purchasing power with suppliers and vendors.

  o Mr. Castleberry's past success in leading WBI Holdings, Inc. In addition, his operational orientation and disciplined approach to developing systems and processes were viewed as qualities necessary to make the shared services initiative a success.

  o The desire to have Mr. Castleberry in the same salary grade as the president and chief executive officer of MDU Construction Services Group, Inc.

     Mr. Castleberry's actual salary was set at $300,000 per year, slightly below the midpoint, because of his short tenure in this position. The committee believes that aligning compensation targets to competitive benchmarks over time versus all at once is prudent because it gives them the opportunity to assess the executive's performance and contribution in his new role.

      John G. Harp
      ------------

     John G. Harp is president and chief executive officer of MDU Construction Services Group, Inc. Mr. Harp was assigned to salary grade "I", which had a midpoint of $310,000, a minimum of $248,000 and a maximum of $372,000. The Towers Perrin competitive analysis showed a target base salary of $280,000 for his position. Upon recommendation from the chief executive officer, the committee chose a salary grade with targeted ranges higher than the Towers Perrin data would indicate because the position manages a business unit that until 2005 had poor operational and financial performance, requiring a greater degree of leadership and problem solving than would otherwise have been called for had the business unit been more stable.

     Mr. Harp's actual 2006 base salary was set at $310,000, the salary grade midpoint, because of the financial turn-around of MDU Construction Services Group, Inc. from a loss in 2004 to a profit in 2005 and Mr. Harp's commendable performance assessment rating.

     The following table shows each named executive officer's base salary for 2005 and 2006 and the percentage change.

-----------------------------------------------------------------------------
            Name              Base Salary      Base Salary       % Change
                                for 2005        for 2006
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Martin A. White                  $700,000     $750,000             7.14%


-----------------------------------------------------------------------------
Terry D. Hildestad (CEO)                      $625,000             19.04%
                                              effective August
                                              18, 2006
                              -----------------------------------------------
                   (COO)         $475,000     $525,000             10.52%

-----------------------------------------------------------------------------
William E. Schneider             $350,000     $392,000             12.00%
-----------------------------------------------------------------------------
Warren L. Robinson               $425,000     $425,000             0.00%
-----------------------------------------------------------------------------
Vernon A. Raile                  $217,360     $318,750             46.65%
-----------------------------------------------------------------------------
John K. Castleberry (WBI CEO)    $370,000     $370,000             0.00%
                              -----------------------------------------------
                                              $300,000 effective   -18.9%
               (EVP - Admin.)                 March 4, 2006
-----------------------------------------------------------------------------
John G. Harp                     $250,000     $310,000             24.00%
-----------------------------------------------------------------------------


2006 Annual Incentives
----------------------

     Annual and long-term incentive targets were established by the compensation committee for each salary grade as a percentage of the individual's actual base salary.

     The chief executive officer's and the chief operating officer's target annual incentive was 100% of base salary, and the other named executive officers' target annual incentives were 50% of their base salaries. These incentive targets were derived in part from competitive data provided by Towers Perrin and in part by the committee's judgment on internal equity of the positions, their relative value to the company and the desire to maintain a consistent annual incentive target for the chief executive officer and the chief operating officer positions as well as for the president and chief executive officers of the business units.

     The compensation committee develops and reviews financial and other corporate performance measures to help ensure that compensation to the executives reflects the success of the respective business unit and/or the corporation, as well as the value provided to our stockholders. For Messrs. White, Hildestad, Robinson, Raile and Castleberry, as executive vice president - administration, the performance measures for annual incentive awards are the company's annual return on invested capital results compared to target and the company's annual earnings per share results compared to target. For Messrs. Schneider, Harp and Castleberry, as president and chief executive officer of WBI Holdings, Inc., the performance measures for annual incentive awards are their respective business unit's annual return on invested capital results compared to target and their respective business unit's allocated earnings per share results compared to target. During Mr. Castleberry's tenure as president and chief executive officer of WBI Holdings, Inc., the safety record of that business unit was also a performance measure for Mr. Castleberry.

     Target results are generally developed through the company's annual financial planning process, whereby we assess the future operating environment and build projections of anticipated results. For 2006 the committee implemented a change in how the return on investment capital targets are established for use in our annual incentive plans. The change was implemented to emphasize the need for each business unit and the company to generate, within a reasonable period of time, a return on invested capital that is at least equal to the business unit's or company's weighted average cost of capital. If a business unit's or the company's return on invested capital, as determined by the annual financial planning process, was below their weighted average cost of capital, the return on invested capital target used for incentive plan purposes was increased.

     The committee believes earnings per share and return on invested capital are very good measurements in assessing how well or how poorly the company is performing from a financial standpoint. The former is a generally accepted accounting principle measurement and is a key driver of stockholder return over the long-term. The latter measures how efficiently and effectively management deploys its capital. Sustained returns on invested capital in excess of the company's cost of capital create wealth for the company's stockholders.

     Allocated earnings per share for a business unit is calculated by dividing that business unit's earnings by the business unit's proportion of the total company weighted average shares outstanding. Return on invested capital for the company is calculated by dividing the company's net income before interest expense, net of tax, and preferred dividends by the company's average capitalization for a 12-month period. Return on invested capital for a business unit is calculated by dividing the business unit's net income before interest expense, net of tax, and preferred dividends by the business unit's average capitalization for a 12-month period.

     The committee determines the weighting of the goals each year based upon recommendations from the chief executive officer. For 2006, the compensation committee weighted the goals for annual return on invested capital compared to planned results and allocated earnings per share compared to planned results each at 50%. The equal weight given to these two goals represents a change from prior years when the compensation committee weighted the goal for annual return on invested capital at 25% and the goal for allocated earnings per share at 75%. Upon recommendation from the chief executive officer, the committee changed the weighting. The compensation committee determined that return on invested capital is a key factor in determining how well a business unit, or the company, generates returns for a given level of investment and should therefore comprise a more significant portion of the annual incentive compensation of executives.

     The named executive officers were eligible to earn from 0% to 200% of their targeted annual incentive. The award opportunities available to each named executive officer ranged from no payment if the goals were met below the 85% level to a 200% payout if the goals were met at or above the 115% level. We discuss the award opportunities in more detail later in this proxy statement.

     The table below lists each named executive officer's 2006 base salary, which was used to calculate the annual incentive, the officer's 2006 annual incentive target, the 2006 financial results as a percentage of planned results and the annual incentive earned for 2006.

-------------------------------------------------------------------------------
                                  2006 Incentive
Name                       2006         Plan        2006 Incentive
                          Annual    Performance      Plan Results     2006
              2006 Base  Incentive    Targets                        Annual
                Salary    Target    EPS    ROIC      EPS     ROIC   Incentive
                                    ($)     (%)      ($)      (%)    Earned
-------------------------------------------------------------------------------
Martin A.     $468,750     100%     1.40    9.2      [ ]      [ ]      [ ]
White(1)
-------------------------------------------------------------------------------
Terry D.      $562,500     100%     1.40    9.2      [ ]      [ ]      [ ]
Hildestad
-------------------------------------------------------------------------------
William E.    $392,000      50%    Please   see   discussion below     [ ]
Schneider
-------------------------------------------------------------------------------
Warren L.      $53,125       -        -      -        -        -        -
Robinson(2)
-------------------------------------------------------------------------------
Vernon A.     $318,750      50%     1.40    9.2      [ ]      [ ]      [ ]
Raile
-------------------------------------------------------------------------------
John K.       $311,667      50%    Please   see   discussion below     [ ]
Castleberry                         1.40    9.2      [ ]      [ ]
-------------------------------------------------------------------------------
John G. Harp  $310,000      50%    Please   see   discussion below     [ ]
-------------------------------------------------------------------------------

(1) Mr. White's annual incentive was prorated due to his retirement in August 2006.
(2) Mr. Robinson did not receive an annual incentive in 2006 due to his retirement.

     As president and chief executive officer of Knife River Corporation, Mr. Schneider's 2006 incentive plan performance targets were based on allocated earnings per share and return on invested capital for Knife River Corporation. His targets were set at levels 18 percent and 8 percent, respectively, above the 2005 achievements for these performance measures. The committee believed that these targets were sufficiently challenging for Mr. Schneider because, in order to attain these financial targets, Mr. Schneider would be required, at a minimum, to implement significant operational changes at certain underperforming subsidiaries. With respect to the 2006 incentive plan results, Knife River Corporation exceeded 2006 target earnings per share and return on invested capital by 31 percent and 24 percent, respectively. Mr. Schneider achieved these excellent results through a combination of operational improvements, changes in market strategy and implementation of effective cost controls.

     Mr. Castleberry's annual incentive was prorated to reflect his service as president and chief executive officer of WBI Holdings, Inc. and executive vice president - administration of MDU Resources Group, Inc. The goals shown in the table are for MDU Resources Group, Inc. only. Mr. Castleberry's incentive plan performance targets, during the portion of time he served as president and chief executive officer of WBI Holdings, Inc., were based on allocated earnings per share and return on invested capital for WBI Holdings, Inc. The targets were set at levels 2 percent and 19 percent lower, respectively, than the 2005 achievement for these performance measures. The committee believed that the incentive plan performance targets for WBI

Holdings, Inc. required sufficient stretch on Mr. Castleberry's part, given that 2005 financial results had benefited from the effects of a favorable regulatory order, combined with expected lower natural gas commodity prices and increasing operational costs for 2006. Furthermore, Mr. Castleberry's performance target for return on invested capital would still be significantly above the cost of capital for his business unit. With respect to the 2006 incentive plan results, WBI Holdings, Inc. exceeded 2006 target earnings per share and return on invested capital by 14 percent and 5 percent, respectively.

     As president and chief executive officer of MDU Construction Services Group, Inc., Mr. Harp's 2006 incentive plan performance targets were based on allocated earnings per share and return on invested capital for MDU Construction Services Group, Inc. His targets were set at levels 6 percent above the 2005 targets for these same performance measures. At the time Mr. Harp assumed the presidency of this business unit in late 2004, he was confronted with significant challenges in turning around a business unit that had incurred significant losses in 2004. Although the compensation committee believed that Mr. Harp had achieved commendable progress in 2005, significant efforts would be required in 2006 to resolve a number of the issues remaining. Thus, the committee believed that the incentive plan targets for 2006 were sufficiently challenging but not so aggressive as to impede the orderly progress of Mr. Harp's improvement plan. For 2006 incentive plan results, MDU Construction Services Group, Inc. exceeded 2006 target earnings per share and return on invested capital by 66 percent and 35 percent, respectively. This reflects the outstanding efforts by Mr. Harp in improving 2006 financial results for this business unit over those for the prior two years.

     In addition to the annual incentive of $310,000 Mr. Harp earned under our executive incentive compensation plan, he also earned an additional $500,000 one-time bonus payment. When Mr. Harp was hired in September 2004 to effectuate a turn-around of the Utility Services Inc. business unit, now called MDU Construction Services Group, Inc., he was offered one-time incentive opportunities of (i) $250,000 if MDU Construction Services Group, Inc. reported annual net income of $12.5 million in 2007 or sooner and in addition (ii) $500,000 if MDU Construction Services Group, Inc. reported annual net income of $18.6 million or more in fiscal year 2008 or sooner. The first goal was met in 2005, and in fiscal year 2006 MDU Construction Services Group, Inc. met the second goal.

Deferred Compensation
---------------------

     We provide executives the opportunity to defer receipt of earned annual incentives. If an executive chooses to defer his/her annual incentive, the company will credit the deferral with interest at prime rate plus one percentage point. Messrs. Hildestad, Schneider and Raile deferred their annual incentives for 2005.

Awards Granted in 2006 under the Long-Term Performance-Based Incentive Plan
---------------------------------------------------------------------------

     We use the Long-Term Performance-Based Incentive Plan, which is an omnibus plan and has been approved by our stockholders, for long-term incentive compensation. We discontinued the use of stock options in 2003 and now use performance shares as the only form of long-term incentive compensation.

     The performance measures are our total stockholder return over a three-year measurement period as compared to the total stockholder returns of the companies in our performance graph peer group. The compensation committee selected this goal because it believes executive pay under a long-term, capital accumulation program such as this should mirror our long-term performance in stockholder return as compared to other public companies in our industries. Payments are made in company stock; dividend equivalents are paid in cash.

     Similar to the annual incentive target, the long-term incentive target for a given position is determined by reference to the salary grade. Mr. White's target was 133% of base salary, although Mr. White was not granted performance shares under the program in 2006 due to his retirement. Mr. Hildestad's target was 105% of base salary. Messrs. Schneider's, Raile's and Robinson's targets were 90% of base salary each, although Mr. Robinson was not granted performance shares under the program in 2006 due to his retirement. Messrs. Castleberry's and Harp's targets were 75% of base salary. These incentive targets were derived in part from competitive data provided by Towers Perrin and in part by the committee's judgment on the impact each position has on our total stockholder return. The committee also believed consistency across positions in the same salary grades was important from an internal equity standpoint.

     On February 16, 2006, the board, upon recommendation of the compensation committee, made long-term incentive grants to the named executive officers in the form of performance shares. The committee determined the target number of performance shares granted to each named executive officer by multiplying the named executive officer's 2006 base salary by his long-term incentive target and then dividing this product by the average of the closing prices of our stock from January 1, 2006 through January 23, 2006.

------------------------------------------------------------------------------------
                                                                       Performance
                                                 Average                  shares
                          2006 long- 2006-long   closing   Resulting     granted
                            term        term    price of    number of    adjusted
               2006 base  incentive  incentive  our stock  performance   for July
               salary to  target %   target $   from Jan.    shares      26, 2006
               determine  at time    at time    1 through  granted on    3-for-2
     Name       target $  of grant   of grant    Jan. 23     Feb. 16   stock split
------------------------------------------------------------------------------------
Martin A.          -          -          -          -           -           -
White(1)
------------------------------------------------------------------------------------
Terry D.       $525,000      105%    $551,250    $34.62      15,922      23,883
Hildestad(2)
------------------------------------------------------------------------------------
William E.     $392,000      90%     $352,800    $34.62      10,190      15,285
Schneider
------------------------------------------------------------------------------------
Warren L.          -          -          -          -           -           -
Robinson(3)
------------------------------------------------------------------------------------
Vernon A.      $318,750      90%     $286,875    $34.62       8,286      12,429
Raile
------------------------------------------------------------------------------------
John K.        $300,000      75%     $225,000    $34.62       6,499       9,748
Castleberry
------------------------------------------------------------------------------------
John G. Harp   $310,000      75%     $232,500    $34.62       6,715      10,072
------------------------------------------------------------------------------------


(1) Mr. White was not granted performance shares in 2006 due to his retirement.
(2) Mr. Hildestad did not receive any additional performance shares when he became president and chief executive officer in August 2006.

(3) Mr. Robinson was not granted performance shares in 2006 due to his retirement.

     From 0% to 200% of the target grant will be paid out in February 2009 depending on our three-year 2006-2008 total stockholder return compared to the total three-year stockholder returns of companies in our performance graph peer group. The payout percentage will be a function of our rank against our performance graph peer group as follows:

---------------------------------------------------------------------------
  The Company's Percentile Rank   Payout Percentage of Feb. 16, 2006 Grant
---------------------------------------------------------------------------
              100th                                 200%
---------------------------------------------------------------------------
              75th                                  150%
---------------------------------------------------------------------------
              50th                                  100%
---------------------------------------------------------------------------
              40th                                  10%
---------------------------------------------------------------------------
         Less than 40th                              0%
---------------------------------------------------------------------------


     Payouts for percentile ranks falling between the intervals will be interpolated. We also will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid in 2009 at the same time as the performance awards are paid.

Awards Paid on February 16, 2006 under the Long-Term Performance-Based Incentive
--------------------------------------------------------------------------------
Plan
----

     We granted performance shares to our named executive officers under the Long-Term Performance-Based Incentive Plan on February 13, 2003 for the 2003 through 2005 performance period. As we reported in last year's proxy statement, these performance shares vested at the 118% payout level. Our total stockholder return for the 2003 through 2005 performance period was 106.56%, which corresponded to a percentile rank of 59% against our performance graph peer group. The percentile rank of 59% corresponded to a payout percentage of 118%, meaning 118% of the target shares originally granted plus dividend equivalents were paid to the named executive officers. The table below lists the shares granted on February 13, 2003, the shares paid on February 16, 2006 based on the payout percentage, and the dividend equivalents earned.

-------------------------------------------------------------------------
                          Shares
                        granted on               Shares paid
                       February 13,   Payount    on February   Dividend
         Name             2003(2)    percentage  16, 2006(2)  Equivalents
-------------------------------------------------------------------------
Martin A. White          17,083         118%      20,158      $28,221.90
-------------------------------------------------------------------------
Terry D. Hildestad        5,809         118%       6,855       $9,597.00
-------------------------------------------------------------------------
William E. Schneider      4,324         118%       5,103       $7,144.20
-------------------------------------------------------------------------
Warren L. Robinson        5,809         118%       6,855       $9,597.00
-------------------------------------------------------------------------
Vernon A. Raile           2,134         118%       2,518       $3,525.90
-------------------------------------------------------------------------
John K. Castleberry       5,809         118%       6,855       $9,597.00
-------------------------------------------------------------------------
John G. Harp(1)              -           -            -           -
-------------------------------------------------------------------------

(1) Mr. Harp was not granted performance shares in 2003 because he was not then an employee of the company.

(2) Shares are adjusted for the 3-for-2 stock split effective October 29, 2003 and the July 26, 2006 stock split.

Perquisites and Tax Gross-Ups
-----------------------------

     Our named executive officers have limited perquisites, which may include personal use of our plane, limited accompaniment of family members with executives traveling for business purposes, reasonable vehicle allowances, home office allowances and subsidized annual physical examinations.

     In connection with Martin White's retirement in August 2006, we paid the cost of travel for members of Mr. White's family to attend his retirement party and also provided a tax gross-up to Mr. White on this amount. While the company has rarely provided tax gross-ups, the board believed that it was appropriate in recognition of Mr. White's very successful tenure as our chairman and chief executive officer.

Pension Plan
------------

     Effective 2006, we no longer offer pensions to new employees. Instead, executives and other employees are offered increased company contributions to our 401(k) plan. The pension plans continue in effect for all employees hired before 2006.

     We provide our executives and other employees hired before 2006 with income for their retirement through our qualified defined benefit pension plans, where benefits are determined by years of service and base salary. For benefits under the pension plans, 35 years is the maximum number of years of service the participants in these plans can accrue. Pension benefits are determined by the step-rate formula that emphasizes the highest consecutive 60 months of base salary within the last 10 years of service. Employees who retire early receive reduced benefits under the pension plans. We discuss other material terms of the pension plans later in this proxy statement. Because benefits under our pension plan increase with an employee's period of service and earnings, we believe the pension encourages our employees to make long-term commitments to the company, and as such, serves as an important retention tool.

Supplemental Income Security Plan
---------------------------------

     We also offer certain key managers and executives, including all of our named executive officers, benefits under our nonqualified retirement plan, which we refer to as the Supplemental Income Security Plan or SISP. The SISP was adopted in 1982 to provide participants with additional retirement income and death benefits.

     The additional retirement income may take two forms:

     o a supplemental retirement benefit payable for fifteen years beginning at the later of age 65 or after employment ends and

     o an additional retirement benefit to offset the Internal Revenue Code limitations placed on benefits payable under our qualified defined benefit pension plans. If eligible, the participants receive this retirement benefit after they separate from the company and until they reach age 65. In order to be eligible to receive the additional retirement benefit, they must vest in their pension benefit, which requires five years of service, and their pension must be limited by the Internal Revenue Code. Mr. Harp has an additional qualification in that he must remain employed until age 60 in order to receive this additional retirement benefit.

     A death benefit is provided if SISP participants die before their supplemental retirement benefits commence or if they elect to receive death benefits in lieu of all or a part of their supplemental retirement benefits.

     We discuss the other terms of the SISP later in the proxy statement.

     In November 2006, we amended the SISP to give the compensation committee the responsibility of selecting participants and establishing levels of participation. The committee's selections are based on recommendations from the chief executive officer. Previously, the chief executive officer selected participants in the SISP and their level of participation. Participation, as well as the level of participation, was solely at the discretion of the chief executive officer and was intended to reward those who made significant contributions to our success and profitability. In November 2005, certain named executive officers received upgrades to their SISP levels that became effective on January 1, 2006. The upgrades, along with the chief executive officer's rationale for the upgrades, are summarized in the following table:

---------------------------------------------------------------------------------------
Name                   Pre January 1, 2006    Post January 1, 2006    Rationale for
                       Annual SISP Benefits   Annual SISP Benefits       upgrade
---------------------------------------------------------------------------------------
                      Survivors  Retirement   Survivors  Retirement
---------------------------------------------------------------------------------------
Martin A. White(1)    $1,025,040  $512,520    $1,025,040 $512,520           -
---------------------------------------------------------------------------------------
Terry D. Hildestad    $386,640    $193,320    $548,400   $274,200    Assumption of
                                                                     additional duties
                                                                     of president and
                                                                     chief operating
                                                                     officer
---------------------------------------------------------------------------------------
William E. Schneider  $251,400    $125,700    $386,640    $193,320   Assumption of
                                                                     additional duties
                                                                     of president and
                                                                     chief executive
                                                                     officer, Knife
                                                                     River
                                                                     Corporation
---------------------------------------------------------------------------------------
Warren L. Robinson    $386,640    $193,320    $468,600    $234,300   Recognition of
                                                                     past performance
                                                                     and contribution
                                                                     to our success
---------------------------------------------------------------------------------------
Vernon A. Raile       $175,200    $87,600     $291,480    $145,750   Assumption of
                                                                     additional duties
                                                                     of executive vice
---------------------------------------------------------------------------------------


                                       36



---------------------------------------------------------------------------------------
                                                                     president,
                                                                     treasurer and
                                                                     chief financial
                                                                     officer
----------------------------------------------------------------------------------------
John K. Castleberry   $386,640    $193,320    $468,600    $234,300   Recognition of
                                                                     past performance
                                                                     and contribution
                                                                     to our success.
----------------------------------------------------------------------------------------
John G. Harp          $219,000    $109,500    $291,480    $145,750   Recognition of
                                                                     past performance
                                                                     and contribution
                                                                     to our success.
---------------------------------------------------------------------------------------


(1) Mr. White did not receive an upgrade to his SISP level.

     In 2003, we considered increasing the retirement benefits provided under the SISP, and we engaged Towers Perrin to compare the retirement benefits provided under the SISP to similar plans provided by companies in our performance graph peer group. Towers Perrin's analysis showed that the retirement benefits provided by the SISP were higher, as a percentage of final annual compensation, than supplemental retirement benefits provided by most of the companies in the performance graph peer group, assuming final annual compensation of $200,000, $500,000 or $1,000,000 and length of service of 15, 20, 25 or 30 years. The extent to which the benefits under the SISP exceeded benefits provided by the other companies depended on the level of final annual compensation and years of service assumed. Based on Towers Perrin's findings, we determined that the SISP benefits should not be increased; however, because of the SISP's importance to our success in recruitment and retention of exceptional executive talent, the SISP benefit levels were maintained.

     To encourage Mr. Harp to remain with the company through 2007, on November 16, 2006, upon recommendation of our chief executive officer and the compensation committee, our board of directors approved an additional retirement benefit for Mr. Harp. The benefit provides for Mr. Harp to receive payments that represent the equivalent of an additional three years of service under the pension plan and the SISP if he does not resign or retire before January 2, 2008 and if he has acceptable successors in place prior to his departure. The additional three years of service recognize Mr. Harp's previous employment with a subsidiary of the company. If Mr. Harp were to retire or resign on January 2, 2008, and live to age 81, the equivalent of the additional three years of service under the pension plan would yield total payments to Mr. Harp of $421,462 over his lifetime. The equivalent of the additional three years of service under the SISP would yield aggregate total payments over 15 years to Mr. Harp of $874,440 beginning at age 65, assuming he does not die before age 65.

Post-Termination Compensation and Benefits

     We have entered into change of control employment agreements with each of our Section 16 officers, including our named executive officers. We believe it is important to provide an inducement for our executive officers to continue working for us during any change of control transition periods and to provide severance benefits if employment is terminated in connection with a change of control.

     If a change of control should occur, each agreement provides for a three-year employment period from the date of the change of control. During the employment period, the executive officer receives guaranteed minimum levels of compensation and benefits and severance benefits. In addition if the company or a successor terminates the executive officer's employment without cause or if the executive officer resigns for good reason, in either case, during the employment period or prior to the employment period if the termination is deemed to be related to the change of control, the executive officer is entitled to receive three times base salary and bonus as well as other amounts.

     The change of control employment agreements define "change of control" to include:

     o an individual, entity or group acquiring 20% or more of our voting securities
     o a turnover in a majority of our board of directors without the approval of a majority of the directors who were members of the board as of the agreement date or whose election was approved by such board members
     o consummation of a merger or consolidation, unless our stockholders immediately prior to the merger beneficially own more than 60% of the outstanding shares and voting power of the resulting corporation after the merger or
     o    the stockholders approving liquidation or dissolution of the company.


     Having the actual consummation of a merger or similar transaction rather than the stockholder approval date is a conservative trigger and prevents payouts from being made prematurely, in the event consummation were not to occur.

     The agreements contain what are commonly referred to as "13th month triggers," which provide that a resignation for good reason includes resignation for any reason during the 30 day period beginning on the first anniversary of the change of control. The compensation committee believes that providing severance benefits for terminations without cause or for good reason limits the provision of severance benefits to situations where an executive officer's employment is terminated due to the change of control and through no fault of the executive. The compensation committee believes the 13th month trigger encourages executive officers to remain with the company or a successor during the critical year-long transition period following a transaction, which is beneficial to the company and its stockholders, and protects executive officers who choose to so continue employment.

     The agreements also provide what is commonly referred to as a modified tax gross-up. This provides for an additional payment to make an executive whole for federal excise taxes on excess parachute payments, unless the excess parachute payments are not more than 110% of the safe harbor amount. In that case, the payments to the executive would be reduced to the safe harbor amount.

     The board of directors and the compensation committee reviewed the change of control agreements in 2006. We compared the terms of our change of control agreements to those of certain members of our performance graph peer group and to the Frederic W. Cook & Co., Inc., 2005 Change-in-Control Report, Prevalence and Design of Executive Change-in-Control Arrangements at Each of the Top 50 NYSE and NASDAQ Companies. The compensation committee determined that the terms of the agreement were consistent with current practice and in the best interests of the stockholders because the agreement provides an incentive for executives to remain employed through any change of control.

     In addition to these agreements, the terms of the Long-Term
Performance-Based Incentive Plan call for accelerated vesting of awards previously granted but not yet vested at the time of a change of control and payment of performance awards.

     In the case of any termination of employment, the compensation committee may also consider providing severance benefits on a case-by-case basis. The compensation committee adopted a checklist of factors in February 2005 to consider when determining whether any such severance benefits will be made upon termination.

PEER4 analysi$: Comparison of Pay for Performance Ratios

     Each year we compare our named executive officers' pay for performance ratios to the pay for performance ratios of the named executive officers in the performance graph peer group. This analysis looks at the relationship between our compensation levels and our average annual total stockholder return in comparison to the peer group over a five-year period. All data used in the analysis, including the valuation of long-term incentives and calculation of stockholder return, were compiled by Equilar, Inc., an independent service provider, which uses each company's annual filings as a basis of their data collection.

     This analysis consisted of comparing what we paid our named executive officers for the years 2001 through 2005 to our average annual total stockholder return for the same five-year period. Our pay ratio was then compared to the pay ratio of the companies in the performance graph peer group, which was calculated by dividing total direct compensation for all the proxy group executives by the sum of each company's average annual total stockholder return for the same five-year period. The results are shown in the following chart.

      5 Year Total Direct Compensation to 5 Year Stockholder Return*

---------------------------------------------------------------------------
                            MDU Resources Group,   Performance Graph Peer
                                    Inc.                    Group
---------------------------------------------------------------------------
Dollars of Total Direct          $3,084,702              $5,777,577
Compensation(1) per point of
---------------------------------------------------------------------------


------------------
* The chart is not deemed filed or a part of this compensation discussion and analysis for certification purposes.

---------------------------------------------------------------------------
Total Stockholder Return
---------------------------------------------------------------------------

(1) Total direct compensation is the sum of annual base salaries, annual incentives, the value of long-term incentives at grant and other compensation as reported in the proxy statements.


     The results of the analysis showed that we paid our named executive officers significantly less than what the peer group companies paid their named executive officers for comparable levels of stockholder return over the five-year period. Specifically, as indicated in the chart, the data shows that we paid our named executives approximately $2.7 million less per point of stockholder return than our performance graph peer group. The compensation committee believes this comparison helps demonstrate that our stockholders receive good value for our executive compensation expense.

Clawback

     We implemented a guideline for repayment of incentives due to accounting restatements, commonly referred to as a clawback policy, in November 2005 whereby the compensation committee may seek repayment of annual and long-term incentives paid to executives if accounting restatements occur within three years after the payment of incentives under the annual and long-term plans. Under our clawback policy, the compensation committee may require employees to forfeit awards and may rescind vesting, or the acceleration of vesting, of an award.

Impact of Tax and Accounting Treatment

     The compensation committee may consider the impact of tax and/or accounting treatment in determining compensation. Generally, long-term incentive compensation and annual incentive awards for our chief executive officer and those executive officers whose overall compensation is likely to exceed $1,000,000 are structured to be deductible for purposes of Section 162(m) of the Internal Revenue Code, but we may pay compensation to an executive officer that is not deductible. Approximately $120,000 paid to Mr. Harp in 2006 was not deductible for purposes of Section 162(m).

Stock Ownership Guidelines

     We instituted stock ownership guidelines on May 5, 1993, which we revised in February 2003, to encourage executives to own a multiple of their base salary in our common stock. All officers who participate in our Long-Term Performance-Based Incentive Plan are subject to the guidelines. The guidelines call for the executive to reach the multiple within five years. Unvested performance shares and other unvested equity awards do not count towards the guidelines. Each February the compensation committee receives a report on the status of stock holdings by executives. The table shows the named executive officers holdings as of December 31, 2006:

   ------------------------------------------------------------------
             Name             Guideline      Actual      Number of
                             multiple of   holdings as    years at
                             base salary   a multiple    guideline
                                             of base      multiple
                                             salary
   ------------------------------------------------------------------
   Martin A. White(1)             -             -            -
   ------------------------------------------------------------------
   Terry D. Hildestad            4 X          5.27          1.67
   ------------------------------------------------------------------
   William E. Schneider          3 X          3.67          4.00
   ------------------------------------------------------------------
   Warren L. Robinson(1)          -             -            -
   ------------------------------------------------------------------
   Vernon A. Raile               3 X          3.09          1.00
   ------------------------------------------------------------------
   John K. Castleberry           3 X          1.40          4.00
   ------------------------------------------------------------------
   John G. Harp                  3 X          8.31          2.25
   ------------------------------------------------------------------

1  Retired.

     The compensation committee may consider the guidelines and the executive's stock ownership in determining compensation. The committee, however, did not do so with respect to 2006 compensation.

Policy Regarding Hedging Stock Ownership

     In our Executive Compensation Policy, we adopted a policy that prohibits executives from hedging their ownership of company common stock. Executives may not enter into transactions that allow the executive to benefit from devaluation of our stock or otherwise own stock technically but without the full benefits and risks of such ownership.

--------------------------------------------------------------------------------

                          COMPENSATION COMMITTEE REPORT

--------------------------------------------------------------------------------

     The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Reg. S-K, Item 402(b) with management. Based on the review and discussions referred to in the preceding sentence, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement on
Schedule 14A.

Thomas Everist, Chairman
Karen B. Fagg
Patricia L. Moss

                       Summary Compensation Table for 2006

--------------------------------------------------------------------------------------------------------
   Name and    Year   Salary  Bonus   Stock   Option   Non-Equity      Change in   All Other     Total
  Principal    -----    ($)    ($)    Awards  Awards   Incentive Plan   Pension   Compensation   ($)
   Position                            ($)      ($)    Compensation     Value and     ($)
                                                          ($)          Nonqualified
                                                                         Deferred
                                                                       Compensation
                                                                       Earnings ($)
      (a)       (b)    (c)     (d)    (e)(1)   (f)(1)     (g)           (h)(2)         (i)        (j)
--------------------------------------------------------------------------------------------------------
Terry D.       2006  562,500    -    376,394   25,084     [ ]                 [ ]       6,876      [ ]
Hildestad
President and
CEO(3)
--------------------------------------------------------------------------------------------------------
Martin A.      2006  468,750    -    218,206(5)  -        [ ]                 [ ]      25,110(6)   [ ]
White
Former
Chairman and
CEO(4)
--------------------------------------------------------------------------------------------------------
Vernon A.      2006  318,750    -    161,690     -        [ ]                 [ ]       6,876      [ ]
Raile
Executive
Vice
President,
Treasurer and
CFO
-------------------------------------------------------------------------------------------------------
Warren L.      2006   53,125    -     93,142(8)  -        [ ]                 [ ]   1,001,685(9)   [ ]
Robinson
Former
Executive
Vice
President and
CFO(7)
--------------------------------------------------------------------------------------------------------
William E.     2006  392,000    -    248,217   20,729     [ ]                 [ ]       6,876      [ ]
Schneider
President and
CEO of Knife
River
Corporation
--------------------------------------------------------------------------------------------------------
John K.        2006  311,667    -    323,641     -        [ ]                 [ ]       6,876      [ ]
Castleberry
Executive
Vice
President -
Administration(10)
--------------------------------------------------------------------------------------------------------
John G. Harp   2006  310,000    -    150,566     -        [ ](11)             [ ](12)  31,323(13)  [ ]
President and
CEO of MDU
Construction
Services
Group, Inc.
--------------------------------------------------------------------------------------------------------

(1) Please refer to Note 13 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006. Assumptions used in the valuation of the stock awards and option awards in this table are the same as used in the valuation of compensation expense for our audited financial statements, except for the effect of estimated forfeitures. Statement of Financial Accounting Standard No. 123 (revised), "Share-Based Payment (revised 2004)" requires us to estimate forfeitures when awards are granted and reduce estimated compensation expense accordingly. This table was prepared assuming that none of the awards will be forfeited. However, for both this table and our audited financial statements, compensation expense is adjusted for actual forfeitures.
(2) Amounts shown represent the change in the actuarial present value of the named executive officers' accumulated benefit under the pension plan and the Supplemental Income Security Plan (SISP), collectively referred to as "accumulated pension change," plus above market earnings on deferred annual incentives. The specific amounts are:

     ---------------------------------------------------------
                            Accumulated       Above Market
                           Pension Change       Earnings
     ---------------------------------------------------------
     Mr. Hildestad                 [ ]           15,919
     ---------------------------------------------------------
     Mr. White                     [ ]                -
     ---------------------------------------------------------
     Mr. Raile                     [ ]           27,061
     ---------------------------------------------------------
     Mr. Robinson                  [ ]           13,360
     ---------------------------------------------------------
     Mr. Schneider                 [ ]           16,096
     ---------------------------------------------------------
     Mr. Castleberry               [ ]                -
     ---------------------------------------------------------
     See footnote 12 regarding Mr. Harp.
(3)  Elected president and chief executive officer effective August 17, 2006.
(4)  Retired effective August 17, 2006.
(5) Mr. White forfeited 14,850 shares of restricted stock and 23,762 performance shares upon his retirement.
(6) Includes a company contribution to Mr. White's 401(k) account, a tax gross-up for airplane travel cost of $1,978, his spouse's personal travel on commercial aircraft, payment of a life insurance premium, an additional payment for Mr. White's long-term disability insurance and the aggregate incremental cost of Mr. White's personal travel on our aircraft.
(7) Resigned as Executive Vice President and CFO effective January 3, 2006 and as an employee effective February 17, 2006.
(8) Mr. Robinson forfeited 3,712 shares of restricted stock and 11,686 performance shares upon his retirement.
(9) Includes a $1,000,000 severance payment in connection with his retirement and a company contribution to Mr. Robinson's 401(k) account.
(10) Mr. Castleberry was president and chief executive officer of WBI Holdings, Inc. until March 3, 2006, when he became executive vice president - administration of MDU Resources Group, Inc.
(11) Includes one-time incentive payment of $500,000 in addition to his executive incentive compensation plan payment.
(12) Comprised of:
                   Change in pension             -    [     ]
                   Above market interest         -       -
                   Present value of additional   -    [     ]
                     years of service
                     for pension plan
                   Present value of additional
                     years of service
                     for SISP                    -    [     ]
     In addition to accumulated pension under the pension plan and SISP and incentive deferral earnings on deferred annual incentives, this amount is the present value of the equivalent of additional years of service credit for purposes of Mr. Harp's pension and SISP. In November 2006, the compensation committee approved Mr. Harp receiving the equivalent of an additional three years of service credit for purposes of his pension and SISP if he remains an employee of the company through January 2, 2008 and has a succession plan in place by such time. The December 31, 2006 present value of the equivalent of the additional three years of vesting for
     pension purposes was calculated by assuming [   ]. The December 31, 2006
     present value the equivalent of of the additional three years of vesting
     for SISP purposes was calculated by assuming [   ].
(13) Includes a company contribution to Mr. Harp's 401(k) account, payment of a life insurance premium, an additional premium for Mr. Harp's long-term disability insurance and Mr. Harp's office and automobile allowance.

                                                  Grants of Plan-Based Awards in 2006

-----------------------------------------------------------------------------------------------------------------------------------
  Name        Grant      Estimated Future Payouts Under    Estimated Future Payouts Under    All    All Other   Exercise    Grant
              Date      Non-Equity Incentive Plan Awards   Equity Incentive Plan Awards     Other    Option      or Base    Date
                        ---------- ---------- ----------- ---------- ------- ------------   Stock    Awards:    Price of    Fair
                         Thresh-    Target       Maxi-     Thresh-   Target     Maxi-       Awards:  Number      Option    Value of
                           old        ($)         mum        old      (#)        mum        Number     of        Awards     Stock
                           ($)                    ($)        (#)                 (#)          of    Securities   ($/Sh)      and
                                                                                            Shares   Under-                Option
                                                                                           of Stock  lying                 Awards
                                                                                           or Units  Options
                                                                                              (#)      (#)


     (a)       (b)         (c)        (d)         (e)         (f)      (g)        (h)         (i)      (j)        (k)        (l)
------------ ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
Terry D.     2/16/06(1)  82,031     328,125     656,250       -        -          -           -         -          -         -
Hildestad
             ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
             2/16/06(2)     -          -           -        2,388    23,883     47,766        -         -          -      602,330
             ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
             8/16/06(1)  58,594     234,375     468,750       -        -          -           -         -          -         -
------------ ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
Martin A.    2/16/06(3)  187,500    750,000    1,500,000      -        -          -           -         -          -         -
White
------------ ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
Vernon A.    2/16/06(4)  39,844     159,375     318,750       -        -          -           -         -          -         -
 Raile
             ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
             2/16/06(2)     -          -           -        1,243    12,429     24,858        -         -          -      313,460
------------ ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
Warren L.        -          -          -           -          -        -          -           -         -          -         -
 Robinson
------------ ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
William E.   2/16/06(5)  49,000     196,000     392,000       -        -          -           -         -          -         -
 Schneider
             ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
             2/16/06(2)     -          -           -        1,529    15,285     30,570        -         -          -      385,488
------------ ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
John K.      2/16/06(6)   7,708     30,833      61,667        -        -          -           -         -          -         -
Castleberry
             ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
             3/04/06(7)  31,250     125,000     250,000       -        -          -           -         -          -         -
             ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
             2/16/06(2)     -          -           -         975     9,748      19,496        -         -          -      245,845
             ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
John G. Harp 2/16/06(8)  38,750     155,000     310,000       -        -          -           -         -          -         -
             ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------
             2/16/06(2)     -          -           -        1,007    10,072     20,144        -         -          -      254,016
------------ ---------- ---------- ---------- ----------- ---------- ------- ------------ --------- ---------- ---------- ---------

(1)  Annual incentive for 2006 granted pursuant to the Long-Term
     Performance-Based Incentive Plan. Mr. Hildestad's grants are prorated to reflect his 7.5 months as COO and his 4.5 months as CEO.
(2) Performance shares for the 2006-2008 performance period granted pursuant to the Long-Term Performance-Based Incentive Plan.

(3) Annual incentive for 2006 granted pursuant to the Long-Term Performance-Based Incentive Plan.
(4) Annual incentive for 2006 granted pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan.
(5) Annual incentive for 2006 granted pursuant to the Knife River Corporation Executive Incentive Compensation Plan.
(6) Annual incentive for 2006 granted pursuant to the WBI Holdings, Inc. Executive Incentive Compensation Plan. Mr. Castleberry's awards are prorated to reflect his two months as CEO of WBI Holdings and his ten months as Executive Vice President - Administration of MDU Resources Group, Inc.
(7) Annual incentive for 2006 granted pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan. Mr. Castleberry's awards are prorated to reflect his two months as CEO of WBI Holdings and his ten months as Executive Vice President - Administration of MDU Resources Group, Inc.
(8) Annual incentive for 2006 granted pursuant to the MDU Construction Services Group, Inc. Executive Incentive Compensation Plan.

         Narrative Discussion Relating to the Summary Compensation Table
                      and Grants of Plan-Based Awards Table

Incentive Awards

     Annual Incentive
     ----------------

     On February 14, 2006, the compensation committee recommended 2006 annual award opportunities for our named executive officers, and the board approved these opportunities at its meeting on February 16, 2006. These award opportunities are reflected in the Grants of Plan-Based Awards table at grant on February 16, 2006 in columns (c), (d) and (e) and in the Summary Compensation Table as earned with respect to 2006 in column (g).

     Executive officers may receive annual cash incentive awards based upon achievement of annual performance measures with a threshold, target and maximum level. A target incentive award is established based upon a percent of the executive's base salary. Actual payment may range from zero to 200% of the target based upon achievement of corporate goals.

     Participants who retire, die or become disabled during the year remain eligible to receive an award. Subject to the compensation committee's discretion, executives who terminate employment for other reasons are not eligible for an award. The committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made and whether to adjust awards downward.

     For Messrs. White, Hildestad, Robinson and Raile and for Mr. Castleberry, as executive vice president - administration, the performance measures for annual incentive awards are our annual return on invested capital compared to target and our annual earnings per share compared to target. For Messrs. Schneider and Harp and for Mr. Castleberry, as president and chief executive officer of WBI Holdings, Inc., the performance measures for annual incentive awards are their respective business unit's annual return on invested capital compared to target and their respective business unit's allocated earnings per share compared to target. During Mr. Castleberry's tenure as president and chief executive officer of WBI Holdings, Inc., the safety record of that business unit also was a performance measure for Mr. Castleberry.

     For 2006, the compensation committee weighted the goals for annual return on invested capital compared to planned results and allocated earnings per share compared to planned results each at 50%.

     We limit the aggregate amount of annual incentive compensation we will pay to all our executive officers to 20 percent of after tax earnings in excess of planned earnings. The 20 percent limitation is measured at the major business unit level for business unit executives and at the corporate level for corporate executives.

     The award opportunities available to each named executive officer were:

       2006 earnings per share         Corresponding payment of earnings
       results as a % of 2006 plan     per share annual incentive target
       ---------------------------     ---------------------------------
                less than 85%                    0%
                85%                             25%
                90%                             50%
                95%                             75%
               100%                            100%
               103%                            120%
               106%                            140%
               109%                            160%
               112%                            180%
               115% or more                    200%

       2006 return on invested capital  Corresponding payment of return on
       results as a % of 2006 plan      invested capital annual incentive target
       ---------------------------      ----------------------------------------
                less than 85%                     0%
                85%                              25%
                90%                              50%
                95%                              75%
               100%                             100%
               103%                             120%
               106%                             140%
               109%                             160%
               112%                             180%
               115% or more                     200%

     For discussion of the specific incentive plan performance targets and results, please see the compensation discussion and analysis.

     Mr. Harp
     --------

     In addition to the annual incentive Mr. Harp earned under our executive incentive compensation plan, he also earned an additional $500,000 one-time bonus payment. When Mr. Harp was hired in September 2004 to effectuate a turn-around of MDU Construction Services Group, Inc., he was offered incentive opportunities of (i) $250,000 if MDU Construction Services Group, Inc. reported annual net income of $12.5 million in 2007 or sooner and in addition (ii) $500,000 if MDU Construction Services Group, Inc. reported annual net income of $18.6 million or more in fiscal year 2008 or sooner. The first goal was met in 2005, and in fiscal year 2006 MDU Construction Services Group, Inc. met the second goal.

     Long-Term Incentive
     -------------------

     On February 14, 2006, the compensation committee recommended long-term incentive grants to the named executive officers in the form of performance shares, and the board approved these grants at its meeting on February 16, 2006. These grants are reflected in columns (f), (g), (h) and (l) of the Grants of Plan-Based Awards table.

     From 0% to 200% of the target grant will be paid out in February 2009 depending on our 2006-2008 total stockholder return compared to the total three-year stockholder returns of companies in our performance graph peer group. The payout percentage is determined as follows:


--------------------------------------------------------------------------------
     The Company's Percentile Rank         Payout Percentage of Feb. 16, 2006
                                                          Grant
--------------------------------------------------------------------------------
                 100th                                    200%
--------------------------------------------------------------------------------
                  75th                                    150%
--------------------------------------------------------------------------------
                  50th                                    100%
--------------------------------------------------------------------------------
                  40th                                     10%
--------------------------------------------------------------------------------
             Less than 40th                                0%
--------------------------------------------------------------------------------

     Payouts for percentile ranks falling between the intervals will be interpolated. We also will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid in 2009 at the same time as the performance awards are paid.

Mr. Robinson

     Warren L. Robinson was our executive vice president and chief financial officer until January 3, 2006 and an employee until he retired February 17, 2006. Because of his retirement, Mr. Robinson received no base salary increase or incentive compensation for 2006. We entered into an agreement with Warren L. Robinson on November 23, 2005 in connection with his retirement as executive vice president and chief financial officer. Mr. Robinson received a severance payment of $1,000,000.

Salary and Bonus in Proportion to Total Compensation

     The following table shows the proportion of salary to total compensation. We paid no bonuses in 2006.

--------------------------------------------------------------------------------
        Name             Salary      Total Compensation      Salary as % of
                           ($)              ($)            Total Compensation
--------------------------------------------------------------------------------
 Terry D. Hildestad      562,500
--------------------------------------------------------------------------------
  Martin A. White        468,750
--------------------------------------------------------------------------------
  Vernon A. Raile        318,750
--------------------------------------------------------------------------------
 Warren L. Robinson      53,125
--------------------------------------------------------------------------------
William E. Schneider     392,000
--------------------------------------------------------------------------------
John K. Castleberry      311,667
--------------------------------------------------------------------------------
    John G. Harp         310,000
--------------------------------------------------------------------------------

                             Outstanding Equity Awards at Fiscal Year-End 2006

--------------- ------------------------------------------------------------------ --------------------------------------------

                                          Option Awards                                           Stock Awards
--------------- ------------------------------------------------------------------ --------------------------------------------
    Name           Number         Number of      Equity
                     of          Securities    Incentive     Option     Option     Number of  Market    Equity       Equity
                 Securities      Underlying       Plan      Exercise  Expiration    Shares    Value    Incentive    Incentive
                 Underlying      Unexercised    Awards:      Price       Date      or Units     of      Plan        Plan Awards:
                 Unexercised       Options     Number of      ($)                  of Stock   Shares    Awards:      Market or
                   Options           (#)       Securities                           That     or Units  Number of    Payout Value
                     (#)        Unexercisable  Underlying                           Have     of Stock  Unearned     of Unearned
                 Exercisable                   Unexercised                           Not       That     Shares,     Shares, Units
                                                 Unearned                          Vested      Have      Units        or Other
                                                 Options                             (#)       Not     or Other      Rights That
                                                   (#)                                        Vested    Rights       Have Not
                                                                                               ($)     That Have       Vested
                                                                                                       Not Vested      ($)
                                                                                                         (#)



     (a)             (b)          (c)1, (2)        (d)      (e) (1)       (f)      (g)(1)(3)   (h)     (i)(4)       (j)(5)
--------------- -------------- ---------------- ----------- --------- ------------ --------- -------- ---------- --------------
Terry D.              -            68,995           -       13.2178    2/15/2011    3,712    95,176    62,650     1,606,346
Hildestad
--------------- -------------- ---------------- ----------- --------- ------------ --------- -------- ---------- --------------
Martin A.             -               -             -          -           -          -         -     104,702     2,684,559
White
--------------- -------------- ---------------- ----------- --------- ------------ --------- -------- ---------- --------------
Vernon A.             -               -             -          -           -        1,114    28,563    25,155       644,974
Raile
--------------- -------------- ---------------- ----------- --------- ------------ --------- -------- ---------- --------------
Warren L.             -               -             -          -           -          -         -      27,081       694,357
Robinson
--------------- -------------- ---------------- ----------- --------- ------------ --------- -------- ---------- --------------
William E.            -            57,015           -       13.2178    2/15/2011    2,970    76,151    41,353     1,060,291
Schneider
--------------- -------------- ---------------- ----------- --------- ------------ --------- -------- ---------- --------------
John K.               -               -             -          -           -        2,970    76,151    48,515     1,243,925
Castleberry
--------------- -------------- ---------------- ----------- --------- ------------ --------- -------- ---------- --------------
John G. Harp          -               -             -          -           -          -         -      20,839       534,312
--------------- -------------- ---------------- ----------- --------- ------------ --------- -------- ---------- --------------

(1)  Adjusted for the 3-for-2 stock split effective July 26, 2006.
(2) These options were granted in 2001 and vest on February 15, 2010. Vesting of some or all options may be accelerated upon change of control or upon attainment of performance goals during three-year performance cycles:
     2001-2003, 2004-2006 and 2007-2009. Dividend equivalents were granted with the options and may be earned from 0% to 200% at the end of the performance cycles to the extent options vest.
(3) These shares of restricted stock were granted in 2001 and vest on February 15, 2010. Vesting of some or all shares may be accelerated upon change of control or if the total stockholder return equals or exceeds the 50th percentile of the performance graph peer group during three-year performance cycles: 2001-2003, 2004-2006 and 2007-2009. Non-preferential dividends are paid on these shares.
(4) Consists of performance shares for the 2004-2006, 2005-2007 and 2006-2008 performance periods, shown at the target level, based on 2006 performance above the threshold level but below target.
(5) Value based on the number of performance shares at target multiplied by $25.64, the year-end closing price.

                  Option Exercises and Stock Vested during 2006

------------------------------------------------------------------------------------

                         Option Awards                      Stock Awards
------------------------------------------------------------------------------------
     Name         Number of      Value Realized  Number of Shares   Value Realized
               Shares Acquired    on Exercise       Acquired on       on Vesting
                 on Exercise          ($)             Vesting            ($)
                     (#)                                (#)
     (a)             (b)              (c)              (d)(1)(2)         (e)(3)
------------------------------------------------------------------------------------
Terry D.              -                -              12,030           287,490
Hildestad
------------------------------------------------------------------------------------
Martin A.             -                -              30,508           732,968
White
------------------------------------------------------------------------------------
Vernon A.             -                -               5,105           121,475
Raile
------------------------------------------------------------------------------------
Warren L.             -                -              10,995           263,582
Robinson
------------------------------------------------------------------------------------
William E.            -                -               9,243           220,658
Schneider
------------------------------------------------------------------------------------
John K.               -                -              10,995           263,582
Castleberry
------------------------------------------------------------------------------------
John G. Harp          -                -                 -                -
------------------------------------------------------------------------------------

(1)  Adjusted for the 3-for-2 stock split effective July 26, 2006.
(2) Reflects performance shares for the 2003-2005 performance period that vested on February 16, 2006.
(3) Reflects the value of performance shares based on our stock price of $23.10 (split adjusted) on February 16, 2006 and the dividend equivalents that were paid on the vested shares.

                            Pension Benefits for 2006

------------------------------------------------------------------------------------
     Name         Plan Name        Number of       Present Value       Payments
                                 Years Credited   of Accumulated     During Last
                                    Service           Benefit        Fiscal Year
                                      (#)               ($)              ($)

     (a)             (b)              (c)               (d)              (e)
------------------------------------------------------------------------------------
Terry D.
Hildestad        Pension Plan          33
              ----------------------------------------------------------------------
                  SISP I(1)            24
              ----------------------------------------------------------------------
                  SISP II(2)           24
              ----------------------------------------------------------------------
                 SISP Excess           24
------------------------------------------------------------------------------------
Martin A.
White            Pension Plan          14                                 $13,318
              ----------------------------------------------------------------------
                  SISP I(1)            14                                $146,000
              ----------------------------------------------------------------------
                  SISP II(2)           14
              ----------------------------------------------------------------------
                 SISP Excess            0
------------------------------------------------------------------------------------
Vernon A.
Raile            Pension Plan          27
              ----------------------------------------------------------------------
                  SISP I(1)            24
              ----------------------------------------------------------------------
                  SISP II(2)           24
              ----------------------------------------------------------------------
                 SISP Excess           24
------------------------------------------------------------------------------------
Warren L.
Robinson         Pension Plan          17                                 $36,168
              ----------------------------------------------------------------------
                  SISP I(1)            17
              ----------------------------------------------------------------------
                  SISP II(2)           17
              ----------------------------------------------------------------------
                 SISP Excess           17                                 $32,245
------------------------------------------------------------------------------------
William E.
Schneider        Pension Plan          13
              ----------------------------------------------------------------------
                  SISP I(1)            12
              ----------------------------------------------------------------------
                  SISP II(2)           12
              ----------------------------------------------------------------------
                 SISP Excess           12
------------------------------------------------------------------------------------
John K.
Castleberry      Pension Plan          25
              ----------------------------------------------------------------------
                  SISP I(1)            18
              ----------------------------------------------------------------------
                  SISP II(2)           18
------------------------------------------------------------------------------------


                                       52



------------------------------------------------------------------------------------
                 SISP Excess           18
------------------------------------------------------------------------------------
John G. Harp     Pension Plan           2
              ----------------------------------------------------------------------
                  SISP I(1)             1
              ----------------------------------------------------------------------
                  SISP II(2)            1
              ----------------------------------------------------------------------
                 SISP Excess            1
              ----------------------------------------------------------------------
                 Harp Additional
                 Retirement Benefit   [ ]
------------------------------------------------------------------------------------

(1) Grandfathered under Section 409A.
(2) Not grandfathered under Section 409A.

[Valuation method and all material assumptions used in quantifying present value to be provided.]

Pension Plan
------------

     Messrs. Hildestad, White, Raile, Robinson, Castleberry and Harp participate in the MDU Resources Group, Inc. Pension Plan for Non-Bargaining Unit Employees, which we refer to as our pension plan. Mr. Schneider participates in the Knife River Corporation Salaried Employees' Pension Plan, which we refer to as the KR pension plan. Pension benefits under our plan are based upon the participant's average annual salary over the 60 consecutive month period in which the participant received the highest annual salary during the participant's final 10 years of service. For this purpose, only a participant's salary is considered; bonuses and other forms of compensation are not included. Benefits are determined by multiplying (1) the participant's years of credited service by (2) the sum of (a) the average annual salary up to the social security integration level times 1.1% and (b) the average annual salary over the social security integration level times 1.45%. The KR pension plan uses the same formula except that 1.2% and 1.6% are used instead of 1.1% and 1.45%. The maximum years of service recognized when determining benefits under the pension plans is 35. Pension plan benefits are not reduced for social security benefits.

     Participants must remain employed until age 60 or defer election of the benefit until age 62 to receive unreduced retirement benefits under our plan and until age 62 under the KR pension plan. Mr. Raile is currently eligible for unreduced retirement benefits under our pension plan. Mr. White, who retired in August 2006, is receiving unreduced retirement benefits. Participants whose employment terminates between the ages of 55 and 60, with 5 years of service, in our plan and between the ages of 55 and 62, with 5 years of service, in the KR pension plan are eligible for early retirement benefits. Early retirement benefits are determined by reducing the normal retirement benefit by .25% per month for each month before age 60 in our plan and age 62 in the KR pension plan. If a participant's employment terminates before age 55, the same reduction applies for each month the termination occurs before age 62, with the reduction capped at 21%. Messrs. Hildestad, Schneider and Robinson are currently eligible for early retirement benefits.

     Benefits for single participants under the pension plans are paid as straight life amounts and benefits for married participants are paid as actuarially reduced pensions with a survivorship benefit for spouses, unless participants choose otherwise. Participants who terminate employment before age 55 may elect to receive their benefits in a lump sum.

     The Internal Revenue Code places limitations on benefit amounts that may be paid under the pension plans and on the amount of compensation that may be recognized when determining benefits. In 2006, the maximum annual benefit payable under the pension plans was $175,000 and the maximum amount of compensation that could be recognized when determining benefits was $220,000.

     Supplemental Income Security Plan
     ---------------------------------

     We also offer key managers and executives, including all of our named executive officers, benefits under our nonqualified retirement plan, which we refer to as the Supplemental Income Security Plan or SISP. Benefits under the SISP consist of

     o a supplemental retirement benefit intended to supplement the retirement income provided under our qualified pension plans - we refer to this benefit as the regular SISP benefit

     o an excess retirement benefit relating to Internal Revenue Code limitations on retirement benefits provided under our qualified pension plans - we refer to this benefit as the excess SISP benefit and

     o    death benefits - we refer to this benefit as the SISP death benefit.

     Regular SISP Benefits and Death Benefits

     Regular SISP benefits and death benefits are determined by reference to a schedule. Our compensation committee, after receiving recommendations from our chief executive officer, determines the level at which participants are placed in the schedule. A participant's placement is generally, but not always, determined by reference to the participant's annual base salary.

     Participants can elect to receive (1) the regular SISP benefit only, (2) the SISP death benefit only or (3) a combination of both. Regardless of the participant's election, if the participant dies before the regular SISP benefit would commence, only the SISP death benefit is provided. If the participant elects to receive both a regular SISP benefit and a SISP death benefit, each of the benefits is reduced proportionately.

     The regular SISP benefits reflected in the table above are based on the assumption that the participant elects to receive only the regular SISP benefit. The present values of the SISP death benefits that would be provided if the named executive officers were to die prior to the commencement of regular SISP benefits are reflected in the table that appears in the section entitled "Potential Payments Upon Termination or Change of Control."

     We amended the SISP in 2005 to address changes in applicable tax laws resulting from the enactment of section 409A of the Internal Revenue Code. As amended, regular SISP benefits that were vested as of December 31, 2004 and were thereby grandfathered under section 409A remain subject to SISP provisions then in effect. We refer to these benefits as SISP I benefits. Regular SISP benefits that are subject to section 409A, which we refer to as SISP II benefits, are governed by amended provisions intended to comply with section 409A. Participants generally have more discretion with respect to the distributions of their SISP I benefits.

     The time and manner in which the regular SISP benefits are paid depend on a variety of factors, including the time and form of benefit elected by the participant and whether the benefits are SISP I benefits or SISP II benefits. Unless the participant elects otherwise, the SISP I benefits are paid over 180 months, with benefits commencing when the participant attains age 65 or, if later, when the participant retires. Distribution of SISP II benefits generally is deferred for six months and the benefits are paid over 173 months. If the participant dies after the regular SISP benefits have begun but before receipt of all of the regular SISP benefits, the remaining payments are made to the participant's designated beneficiary. The regular SISP benefits reflected in the table above are based on the assumption that the participants' SISP I and SISP II benefits commenced at age 65.

     Rather than receiving their regular SISP benefits in equal monthly installments over 15 years commencing at age 65, participants can elect a different form and time of commencement of their SISP I benefits. Participants can elect to defer commencement of the regular SISP benefits - if this is elected, the participant retains the right to receive a monthly SISP death benefit if death occurs prior to the commencement of the regular SISP benefit. Alternatively, participants can elect to receive both a regular SISP benefit and a SISP death benefit. A similar, one-time election may be made with respect to SISP II benefits, provided the election is made sufficiently in advance of the date SISP retirement benefits start.

     Participants also can elect to receive their SISP I benefits in one of three actuarially equivalent forms - a life annuity, one hundred percent joint and survivor annuity or a joint and two-thirds joint and survivor annuity, provided that the cost of providing these actuarial equivalent forms of benefits does not exceed the cost of providing the normal form of benefit. Additionally, the SISP's administrator may choose to pay the SISP I benefits in the form of an actuarial equivalent lump sum. Neither the election to receive an actuarial equivalent benefit nor the administrator's right to pay the regular SISP benefit in the form of an actuarially equivalent lump sum are available with respect to SISP II benefits.

     To promote retention, the regular SISP benefits are subject to the following ten-year vesting schedule:

     o    0% vesting for less than 3 years of participation

     o    20% vesting for 3 years of participation

     o    40% vesting for 4 years of participation and

     o an additional 10% vesting for each additional year of participation up to 100% vesting for 10 years of participation.


     SISP death benefits become fully vested if the participant dies while actively employed. Otherwise, the SISP death benefits are subject to the same vesting schedule as the regular SISP benefits.

      Excess SISP Benefits

     Excess SISP benefits are equal to the difference between (1) the monthly retirement benefits that would have been payable to the participant under our qualified pension plan absent the limitations under the Internal Revenue Code and (2) the actual benefits payable to the participant under the qualified pension plan. Participants are only eligible for the excess SISP benefits if (1) the participant is fully vested under his qualified pension plan, (2) the participant's employment terminates prior to age 65 and (3) benefits under the qualified pension plan are reduced due to limitations under the Internal Revenue Code on plan compensation. With the exception of Mr. Harp, each of the named executive officers would be entitled to the excess SISP benefits if they were to terminate employment prior to age 65. Mr. Harp must remain employed until age 60 to become entitled to his excess SISP benefit.

     Benefits generally commence six months after the participant's employment terminates and continue up to age 65 or until the death of the participant, if prior to age 65. If a participant who dies prior to age 65 elected a joint and survivor benefit, the survivor's excess SISP benefits are paid until the date the participant would have attained age 65.

     The amounts reflected in the table above were determined by assuming benefits commenced at age 60 for Messrs. Hildestad, Castleberry and Harp and age 62 for Mr. Schneider. These are the earliest ages at which the executives could begin receiving unreduced benefits. For Mr. Raile, who is age 61, the amount reflects an assumption of an immediate retirement. For Messrs. White and Robinson, the amounts reflect the fact that they are retired and in payment.

     To encourage Mr. Harp to remain with the company through 2007, on November 16, 2006, our board of directors approved an additional retirement benefit for Mr. Harp. The benefit provides for Mr. Harp to receive payments that represent the equivalent of an additional three years of service under the pension plan and the SISP if he remains employed through January 2, 2008 and if he has a succession plan in place prior to his departure. The additional three years of service recognize Mr. Harp's previous employment with a subsidiary of the company. If Mr. Harp were to retire or resign on January 2, 2008, and live to age 81, the equivalent of the additional three years of service under the pension plan would yield total payments to Mr. Harp of $421,462 over his lifetime. The equivalent of the additional three years of service under the SISP would yield total payments to Mr. Harp of $874,440 beginning at age 65 and lasting for 15 years, assuming he does not die before age 65.

     The SISP also provides that if a participant becomes totally disabled, the participant will continue to receive credit for up to two additional years under the SISP as long as the participant is totally disabled during such time. Since the named executive officers other than Mr. Harp are fully vested in their SISP benefits, this would not result in any incremental benefit for the named executive officers other than Mr. Harp. The present value of these two additional years of service for Mr. Harp is reflected in the table that appears in the section entitled "Potential Payments Upon Termination or Change of Control."

                   Nonqualified Deferred Compensation for 2006

-----------------------------------------------------------------------------------
Name         Executive    Registrant    Aggregate       Aggregate      Aggregate
           Contributions Contributions Earnings in     Withdrawals/     Balance
                in            in           Last       Distributions     at Last
              Last FY      Last FY          FY             ($)            FYE
                ($)          ($)           ($)                            ($)


   (a)         (b)(1)        (c)           (d)             (e)            (f)
-----------------------------------------------------------------------------------
Terry D.      20,597          -           49,367            -           664,805
Hildestad
-----------------------------------------------------------------------------------
Martin A.        -            -             -               -              -
White
-----------------------------------------------------------------------------------
Vernon A.     195,624         -           87,475            -          1,201,243
Raile
-----------------------------------------------------------------------------------
Warren L.        -            -           43,698            -           589,860
Robinson
-----------------------------------------------------------------------------------
William       166,667         -           49,180            -           677,952
E.
Schneider
-----------------------------------------------------------------------------------
John K.          -            -             -               -              -
Castleberry
-----------------------------------------------------------------------------------
John G.          -            -             -               -              -
Harp
-----------------------------------------------------------------------------------

(1) Amounts reported were reflected in the Summary Compensation Table for 2005 but not in the Summary Compensation Table for 2006. Amounts reported in the Summary Compensation Table for 2006 in column (g) that our named executive officers have elected to defer are credited in 2007 and will be reflected in this table for 2007.


     Participants in the executive incentive compensation plans may elect to defer up to 100% of their annual incentive awards. Deferred amounts will accrue interest at a rate determined annually by the compensation committee. The committee has established the interest rate at prime plus one percent as reported on the last Friday in January of each year. The interest rate in effect for 2006, commencing January 27, 2006 was 8.25%. The deferred amount will be paid in accordance with the participant's election, following termination of employment or beginning in the fifth year following the year the award was granted. The amounts will be paid in accordance with the participant's election in monthly installments not to exceed 120 months. In the event of a change of control, all amounts become immediately payable.

            Potential Payments upon Termination or Change of Control

     Terry D. Hildestad
     ------------------

------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
                                                                                                                    Not for
                                                                                                                    Cause or
Executive Benefits and                                                                                 Change of    Good
Payments Upon                                               Not for                                    Control      Reason
Termination or           Voluntary    Early      Normal     Cause        For Cause                     (without     Termination
Change of Control        Termination  Retirement Retirement Termination  Termination Death  Disability termination) (CoC)
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Compensation:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Base Salary
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Short-term incentive
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2004-2006
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2005-2007
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2006-2008
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Stock Options
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Restricted Stock
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Benefits and
Perquisites:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Pension*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Regular SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Excess SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Post-Retirement
  Health Care
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Life Insurance
  Proceeds
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Disability
  Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Employee Assistance
  Program
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Continuation of
  Welfare Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Outplacement
  Services
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Tax Gross-up on
  Perquisites
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  280G Tax Gross-up
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Total:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------

     * Executive is also entitled to all benefits reflected on the Pension Benefits for 2006 table and the Nonqualified Deferred Compensation for 2006 table. Amounts shown here represent the additional benefits to which the executive would be entitled.

     Martin A. White**
     ---------------

------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
                                                                                                                    Not for
                                                                                                                    Cause or
Executive Benefits and                                                                                 Change of    Good
Payments Upon                                               Not for                                    Control      Reason
Termination or           Voluntary    Early      Normal     Cause        For Cause                     (without     Termination
Change of Control        Termination  Retirement Retirement Termination  Termination Death  Disability termination) (CoC)
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Compensation:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Base Salary
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Short-term incentive
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2004-2006
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2005-2007
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2006-2008
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Stock Options
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Restricted Stock
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Benefits and
Perquisites:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Pension*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Regular SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Excess SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Post-Retirement
  Health Care
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Life Insurance
  Proceeds
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Disability
  Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Employee Assistance
  Program
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Continuation of
  Welfare Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Outplacement
  Services
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Tax Gross-up on
  Perquisites
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  280G Tax Gross-up
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Total:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------

     * Executive is also entitled to all benefits reflected on the Pension Benefits for 2006 table and the Nonqualified Deferred Compensation for 2006 table. Amounts shown here represent the additional benefits to which the executive would be entitled.

     ** Mr. White retired on August 17, 2006.

     Vernon A. Raile
     ---------------

------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
                                                                                                                    Not for
                                                                                                                    Cause or
Executive Benefits and                                                                                 Change of    Good
Payments Upon                                               Not for                                    Control      Reason
Termination or           Voluntary    Early      Normal     Cause        For Cause                     (without     Termination
Change of Control        Termination  Retirement Retirement Termination  Termination Death  Disability termination) (CoC)
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Compensation:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Base Salary
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Short-term incentive
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2004-2006
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2005-2007
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2006-2008
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Stock Options
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Restricted Stock
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Benefits and
Perquisites:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Pension*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Regular SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Excess SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Post-Retirement
  Health Care
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Life Insurance
  Proceeds
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Disability
  Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Employee Assistance
  Program
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Continuation of
  Welfare Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Outplacement
  Services
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Tax Gross-up on
  Perquisites
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  280G Tax Gross-up
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Total:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------

     * Executive is also entitled to all benefits reflected on the Pension Benefits for 2006 table and the Nonqualified Deferred Compensation for 2006 table. Amounts shown here represent the additional benefits to which the executive would be entitled.

     Warren L. Robinson**
     ------------------

------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
                                                                                                                    Not for
                                                                                                                    Cause or
Executive Benefits and                                                                                 Change of    Good
Payments Upon                                               Not for                                    Control      Reason
Termination or           Voluntary    Early      Normal     Cause        For Cause                     (without     Termination
Change of Control        Termination  Retirement Retirement Termination  Termination Death  Disability termination) (CoC)
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Compensation:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Base Salary
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Severance
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Short-term incentive
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2004-2006
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2005-2007
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2006-2008
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Stock Options
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Restricted Stock
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Benefits and
Perquisites:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Pension*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Regular SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Excess SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Post-Retirement
  Health Care
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Life Insurance
  Proceeds
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Disability
  Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Employee Assistance
  Program
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Continuation of
  Welfare Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Outplacement
  Services
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Tax Gross-up on
  Perquisites
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  280G Tax Gross-up
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Total:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------

     * Executive is also entitled to all benefits reflected on the Pension Benefits for 2006 table and the Nonqualified Deferred Compensation for 2006 table. Amounts shown here represent the additional benefits to which the executive would be entitled.

     ** Mr. Robinson retired on February 17, 2006

     William E. Schneider
     --------------------

------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
                                                                                                                    Not for
                                                                                                                    Cause or
Executive Benefits and                                                                                 Change of    Good
Payments Upon                                               Not for                                    Control      Reason
Termination or           Voluntary    Early      Normal     Cause        For Cause                     (without     Termination
Change of Control        Termination  Retirement Retirement Termination  Termination Death  Disability termination) (CoC)
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Compensation:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Base Salary
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Short-term incentive
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2004-2006
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2005-2007
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2006-2008
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Stock Options
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Restricted Stock
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Benefits and
Perquisites:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Pension*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Regular SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Excess SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Post-Retirement
  Health Care
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Life Insurance
  Proceeds
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Disability
  Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Employee Assistance
  Program
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Continuation of
  Welfare Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Outplacement
  Services
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Tax Gross-up on
  Perquisites
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  280G Tax Gross-up
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Total:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------

     * Executive is also entitled to all benefits reflected on the Pension Benefits for 2006 table and the Nonqualified Deferred Compensation for 2006 table. Amounts shown here represent the additional benefits to which the executive would be entitled.

     John K. Castleberry
     -------------------

------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
                                                                                                                    Not for
                                                                                                                    Cause or
Executive Benefits and                                                                                 Change of    Good
Payments Upon                                               Not for                                    Control      Reason
Termination or           Voluntary    Early      Normal     Cause        For Cause                     (without     Termination
Change of Control        Termination  Retirement Retirement Termination  Termination Death  Disability termination) (CoC)
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Compensation:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Base Salary
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Short-term incentive
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2004-2006
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2005-2007
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2006-2008
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Stock Options
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Restricted Stock
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Benefits and
Perquisites:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Pension*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Regular SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Excess SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Post-Retirement
  Health Care
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Life Insurance
  Proceeds
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Disability
  Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Employee Assistance
  Program
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Continuation of
  Welfare Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Outplacement
  Services
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Tax Gross-up on
  Perquisites
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  280G Tax Gross-up
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Total:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------

     * Executive is also entitled to all benefits reflected on the Pension Benefits for 2006 table and the Nonqualified Deferred Compensation for 2006 table. Amounts shown here represent the additional benefits to which the executive would be entitled.

     John G. Harp
     ------------

------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
                                                                                                                    Not for
                                                                                                                    Cause or
Executive Benefits and                                                                                 Change of    Good
Payments Upon                                               Not for                                    Control      Reason
Termination or           Voluntary    Early      Normal     Cause        For Cause                     (without     Termination
Change of Control        Termination  Retirement Retirement Termination  Termination Death  Disability termination) (CoC)
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Compensation:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Base Salary
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Short-term incentive
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2004-2006
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2005-2007
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 2006-2008
 Performance Shares
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Stock Options
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
 Restricted Stock
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Benefits and
Perquisites:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Pension*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Regular SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Incremental
  Excess SISP*
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Additional
  Retirement
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Post-Retirement
  Health Care
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Life Insurance
  Proceeds
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Disability
  Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Employee Assistance
  Program
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Continuation of
  Welfare Benefits
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Outplacement
  Services
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  Tax Gross-up on
  Perquisites
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
  280G Tax Gross-up
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------
Total:
------------------------ ------------ ---------- ---------- ------------ ----------- ------ ---------- ------------ ------------

     * Executive is also entitled to all benefits reflected on the Pension Benefits for 2006 table and the Nonqualified Deferred Compensation for 2006 table. Amounts shown here represent the additional benefits to which the executive would be entitled.

     Discussion of Potential Payments upon Termination or Change of Control


     We have change of control employment agreements with our named executive officers and other executives, which provide certain protections to the executives in the event there is a change of control of the company.

     We define "change of control" as

          o the acquisition by an individual, entity or group of 20% or more of our voting securities

          o a turnover in a majority of our board of directors without the approval of a majority of the members of the board who were members of the board as of the agreement date or whose election was approved by such board members

          o consummation of a merger or consolidation, unless our stockholders immediately prior to the merger beneficially own more than 60% of the outstanding shares and voting power of the resulting corporation after the merger or

          o    stockholder approval of our liquidation or dissolution.

     If a change of control occurs, the agreements provide for a three-year employment period from the date of the change of control, during which the named executive officer is entitled to receive

          o a base salary not less than the highest amount paid within the preceding twelve months

          o annual bonuses not less than the highest bonus paid within the three years before the change of control and

          o participation in our incentive, savings, retirement and welfare benefit plans.

     The agreements also provide that severance payments and benefits will be provided

          o if the named executive officer's employment is terminated during the employment period, other than for cause or disability

          o if the named executive officer's employment is terminated prior to the change of control, if connected to the change of control, other than for cause or disability or

          o the named executive officer resigns for good reason, which includes for any reason during the 30-day period beginning on the first anniversary of the change of control.

     "Cause" means the named executive officer's willful and continued failure to substantially perform his duties or willfully engaging in illegal conduct or gross misconduct materially injurious to the company. "Good reason" includes

          o the diminution of the named executive officer's position, authority, duties or responsibilities

          o the reduction of the named executive officer's pay or benefits and

          o    relocation or increased travel obligations.

In such event, the named executive officer would receive

          o three times his highest annual base pay within the last twelve months

          o    three times his highest annual bonus, as defined

          o an immediate pro-rated cash-out of his bonus for the year of termination based on the highest annual bonus

          o an amount equal to the excess of (a) the actuarial equivalent of the benefit under our qualified and nonqualified retirement plans that he would receive if he continued employment with the company for an additional three years over (b) the actual benefit paid or payable under these plans

          o welfare benefit plan coverage for the executive and his family for three years

          o    outplacement benefits and

          o a modified tax gross-up. This is an additional payment to make the executive whole for any federal excise tax on excess parachute payments, unless the total parachute payments were not more than 110% of the safe harbor amount for that tax, in which case the named executive officer's payments would be reduced to the safe harbor amount.

     Any compensation previously deferred will be distributed upon a termination in connection with a change of control. In addition, any awards granted under the Long-Term Performance-Based Incentive Plan vest upon a change of control; performance awards that are not share-based are paid out in cash.

     In case of any termination of employment, the compensation committee may also consider providing severance benefits on a case-by-case basis. The compensation committee adopted a checklist of factors in February 2005 to consider when determining whether any such severance benefits will be made upon termination.

                         Director Compensation for 2006

-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
Name             Fees       Stock       Option       Non-Equity        Change in        All Other          Total
                Earned      Awards      Awards        Incentive         Pension       Compensation          ($)
                  or         ($)          ($)           Plan           Value and           ($)
                Paid in                             Compensation     Nonqualified
                 Cash                                    ($)           Deferred
                  ($)                                                Compensation
                                                                       Earnings


     (a)          (b)       (c)(1)        (d)            (e)              (f)            (g)(2)             (h)
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
Thomas          51,250     100,208       -(3)             -                -               276            151,734
Everist
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
Karen B. Fagg   54,333     100,208         -              -                -               276            154,817
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
Dennis W.       65,000     100,208         -              -                -               276            165,484
Johnson
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
Richard H.      58,833     100,208         -              -                -               276            159,317
Lewis
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
Patricia L.     52,833     100,208         -              -                -               276            153,317
Moss
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
Robert L.       39,000     100,208       -(5)             -                -           910,394(6)       1,049,602
Nance(4)
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
John L. Olson   60,417     100,208       -(7)             -                -               276            164,901
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
Harry J.        86,306     118,756(8)    -(9)             -                -               276            205,339
Pearce
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
Sister          54,333     100,208       -(10)            -                -               276            154,817
Thomas
Welder,
O.S.B.
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------
John K.         55,833     100,208         -              -                -               276            156,317
Wilson
-------------- ---------- ----------- ------------ ---------------- ---------------- ---------------- ----------------

(1) Valued based on $37.11, the purchase price of the stock on the date of grant, April 28, 2006.
(2)  Group life insurance premium, except for Mr. Nance.
(3) Mr. Everist had 28,686 stock options outstanding as of December 31, 2006, which are adjusted for the 3-for-2 stock split effective July 26, 2006.
(4)  Retired effective August 17, 2006.
(5) Mr. Nance had 33,748 stock options outstanding as of December 31, 2006, which are adjusted for the 3-for-2 stock split effective July 26, 2006.
(6) Comprised of a group life insurance premium of $184 and the value of Mr. Nance's deferred compensation at December 31, 2006, which became payable over five years in accordance with his election after his retirement.

(7) Mr. Olson had 28,686 stock options outstanding as of December 31, 2006, which are adjusted for the 3-for-2 stock split effective July 26, 2006.
(8) Includes $100,208 for the April 28, 2006 stock grant and $18,546 of stock as part of Mr. Pearce's retainer as chairman of the board.
(9) Mr. Pearce had 13,500 stock options outstanding as of December 31, 2006, which are adjusted for the 3-for-2 stock split effective July 26, 2006.
(10) Sister Thomas Welder is a member of the Benedictine Sisters of the Annunciation, B.M.V., which had 5,500 stock options outstanding as of December 31, 2006, as adjusted for the 3-for-2 stock split effective July 26, 2006.

     We increased compensation for our directors effective June 1, 2006.

     Each non-employee director, other than the lead director, if any, and the non-executive chairman of the board, receives $30,000, an increase of $10,000, and 4,050 shares of our common stock as an annual retainer for board service. The lead director, if any, receives $63,000 and 4,050 shares of our common stock as an annual retainer. The non-executive chairman, which is a new position, receives $100,000, one-half in cash and one-half in stock, and 4,050 shares of our common stock as an annual retainer. We make the grants of our common stock on or about the fifteenth business day following the annual meeting of stockholders pursuant to the 1997 Non-Employee Director Long-Term Incentive Plan.

     The audit committee chairman receives an additional $10,000 annual retainer, an increase of $2,500. The nominating and governance and compensation committee chairmen each receive an additional $5,000 annual retainer, an increase of $1,000.

     Each non-employee director also receives $1,500 for each board meeting attended and each committee member receives $1,500 for each committee meeting attended.

     In addition to liability insurance, we maintain group life insurance in the amount of $100,000 on each non-employee director for the benefit of each director's beneficiaries during the time each director serves on the board. The annual cost per director is $276.

     Directors may defer all or any portion of the annual cash retainer, meeting fees and any other cash compensation paid for service as a director pursuant to the Deferred Compensation Plan for Directors. Deferred amounts are held as phantom stock with dividend accruals and are paid out in cash over a five-year period after the director leaves the board.

     Directors are reimbursed for all reasonable travel expenses including spousal expenses in connection with attendance at meetings of the board and its committees. All amounts together with any other perquisites were below the disclosure threshold for 2006.

     Our post-retirement income plan for directors was terminated in May 2001 for current and future directors. The net present value of each director's benefit was calculated and converted into phantom stock. Payment is deferred pursuant to the Deferred Compensation Plan for Directors and will be made in cash over a five-year period after the director's retirement from the board.

     The board adopted stock ownership guidelines for directors in November 2005. Each director is expected to own our common stock equal in value to five times the director's annual cash retainer. A director, with good cause and with the knowledge of the board, may donate or assign all of the director's company common stock to a charitable, religious or non-profit organization in lieu of ownership. Shares acquired through purchases on the open market and participation in our director stock plans will be considered in ownership calculations as will ownership of our common stock by a spouse. A director is allowed five years commencing January 1 of the year following the year of that director's initial election to the board to meet the guideline requirements. The level of common stock ownership is monitored with an annual report made to the compensation committee of the board at the February meeting.


--------------------------------------------------------------------------------

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

     Our board of directors elects our executive officers, who serve until the next annual meeting of the board. A majority of our board of directors may remove any executive officer at any time. Information concerning our executive officers, including their ages, present corporate positions and business experience, is as follows:

Name                      Age          Present Corporate Position
                                         and Business Experience
------------------------ -----   --------------------------------------------
Terry D. Hildestad         57    President and Chief Executive Officer.
                                 For information about Mr. Hildestad,
                                 see "Election of Directors."
Steven L. Bietz            48    Mr. Bietz was elected President and
                                 Chief Executive Officer of WBI
                                 Holdings, Inc. effective March 4,
                                 2006; President effective January 2,
                                 2006; Executive Vice President and
                                 Chief Operating Officer effective
                                 September 1, 2002;
                                 Vice President-Administration and
                                 Chief Accounting Officer effective
                                 November 3, 1999;
                                 Vice-President-Administration
                                 effective February 1997; and
                                 Controller effective January 1994.
John K. Castleberry        52    Mr. Castleberry was elected Executive
                                 Vice President - Administration
                                 effective March 4, 2006; President and
                                 Chief Executive Officer of WBI
                                 Holdings, Inc. and Williston Basin
                                 Interstate Pipeline Company effective
                                 November 1998; and President of WBI
                                 Holdings, Inc. effective January 1995.
Paul Gatzemeier            56    Mr. Gatzemeier was elected President
                                 and Chief Executive Officer of
                                 Centennial Energy Resources LLC
                                 effective November 11, 2004; Vice
                                 President and General Manager of
                                 Centennial Energy Resources LLC
                                 effective January 31, 2003; and Vice
                                 President and General Manager of
                                 Centennial Holdings Capital Corp.
                                 effective June 2001.

John G. Harp               54    Mr. Harp was elected President and
                                 Chief Executive Officer of Utility
                                 Services Inc., which is now MDU
                                 Construction Services Group, Inc.,
                                 effective September 29, 2004. From May
                                 2004 to September 29, 2004, Mr. Harp
                                 was Vice President of Ledcor Technical
                                 Services Inc., a provider of fiber
                                 optic cable maintenance services.
                                 From April 2001 to May 2004, he was
                                 President of JODE CORP., a broadband
                                 maintenance company.  Mr. Harp sold
                                 JODE CORP. to Ledcor Construction in
                                 May 2004.  Prior to that, he was
                                 President of Harp Line Constructors
                                 and Harp Engineering, Inc. from July
                                 1998, when they were bought by Utility
                                 Services Inc., to April 2001.
Bruce T. Imsdahl           58    Mr. Imsdahl was elected President and
                                 Chief Executive Officer of
                                 Montana-Dakota Utilities Co. and Great
                                 Plains Natural Gas Co., divisions of
                                 the Company, effective November 11,
                                 2004. He previously was President of
                                 these two divisions effective July 4,
                                 2003. Prior to that, he was Executive
                                 Vice President of these divisions
                                 effective February 5, 2003, Vice
                                 President-Energy Supply of
                                 Montana-Dakota Utilities Co. effective
                                 November 1, 1992 and Vice
                                 President-Power Supply of
                                 Montana-Dakota Utilities Co. effective
                                 May 4, 1989.
Nicole A. Kivisto          33    Ms. Kivisto was elected Controller
                                 effective December 1, 2005. Prior to
                                 that she was a Financial Analyst IV in
                                 the Corporate Planning Department
                                 effective May 2003; a Financial and
                                 Investor Relations Analyst in the
                                 Investor Relations Department
                                 effective May 2000; and a Financial
                                 Analyst in the Corporate Accounting
                                 Department effective July 1995.
Vernon A. Raile            61    Mr. Raile was elected Executive Vice
                                 President, Treasurer and Chief
                                 Financial Officer effective March 1,
                                 2006; Executive Vice President and
                                 Chief Financial Officer effective
                                 January 3, 2006; and Senior Vice
                                 President, Controller and Chief
                                 Accounting Officer effective November
                                 2002. He served as Controller until
                                 May 2003. He was Vice President,
                                 Controller and Chief Accounting
                                 Officer from August 1992 until
                                 November 2002.
Cindy C. Redding           48    Ms. Redding was elected Vice
                                 President-Human Resources effective
                                 July 2003 and was Director of Human
                                 Resources from December 2002 until

                                 July 2003. Before joining the Company,
                                 she served from July 1998 until
                                 December 2002 in the positions of
                                 Director, Human Resources, Molded
                                 Plastics Division, as Corporate
                                 Benefits Planning & Delivery Manager,
                                 and as Manager, Strategic Staffing
                                 Services, for Sonoco Products Company,
                                 a global packaging company. Prior to
                                 that, Ms. Redding worked for Abbott
                                 Laboratories, a global health care
                                 company, as Manager, Human Resources,
                                 Abbott International Division, from
                                 1997 to July 1998. From 1980 to 1997,
                                 she worked in various business
                                 administration and human resources
                                 roles, domestic and international, for
                                 Amoco Corporation, a worldwide
                                 integrated energy company.
Paul K. Sandness           52    Mr. Sandness was elected General
                                 Counsel and Secretary of the Company,
                                 its divisions and major subsidiaries
                                 effective April 6, 2004. He also was
                                 elected a Director of the Company's
                                 principal subsidiaries and was
                                 appointed to the Managing Committees
                                 of Montana-Dakota Utilities Co. and
                                 Great Plains Natural Gas Co. Prior to
                                 that he served as a Senior Attorney
                                 effective 1987 and as an Assistant
                                 Secretary of several subsidiary
                                 companies.
William E. Schneider       58    Mr. Schneider was elected President
                                 and Chief Executive Officer of Knife
                                 River Corporation effective May 1,
                                 2005; and Senior Vice
                                 President-Construction Materials
                                 effective from September 15, 1999 to
                                 April 30, 2005.
Doran N. Schwartz          37    Mr. Schwartz was elected Vice
                                 President and Chief Accounting Officer
                                 effective March 1, 2006; and Assistant
                                 Vice President-Special Projects
                                 effective September 6, 2005. Prior to
                                 that, he was Director of
                                 Controllership for American Express, a
                                 financial services company, from
                                 November 2004 to August 2005; Audit
                                 Manager for Deloitte & Touche, an
                                 audit and professional services
                                 company, from June 2002 to November
                                 2004; and Audit Manager/Senior for
                                 Arthur Andersen, an audit and
                                 professional services company, from
                                 December 1997 to June 2002.
John P. Stumpf             47    Mr. Stumpf was elected Vice President
                                 - Strategic Planning effective
                                 December 1, 2006. Mr. Stumpf was Vice
                                 President - Corporate Development for
                                 Knife River Corporation from July 1, 2002 to

                                 November 30, 2006 and Director
                                 of Corporate Development of Knife
                                 River Corporation from January 14,
                                 2002 to June 30, 2002. Prior to that,
                                 he was Special Projects Manager for
                                 Knife River Corporation from May 1,
                                 2000 to January 13, 2002.

--------------------------------------------------------------------------------

                               SECURITY OWNERSHIP

--------------------------------------------------------------------------------

     The table below sets forth the number of shares of our capital stock that each director and each nominee for director, each named executive officer and all directors and executive officers as a group owned beneficially as of December 31, 2006.


----------------------------------------------------------------------------------------
                                                  Common Shares Beneficially
                                                          Owned Include:
                                                  ------------------------------
                                                      Shares
                                                   Individuals
                                                  Have Rights to
                                  Common Shares      Acquire    Shares Held By
                                  Beneficially       Within 60     Family         Percent
Name                               Owned(1)           Days(2)     Members(3)      of Class
------------------------------------------------------------------------------------------
John K. Castleberry                  16,980(7)                                      *
Thomas Everist                    3,458,473(4)        28,686                       1.9
Karen B. Fagg                         4,550                                         *
John G. Harp                        100,516(7)                                      *
Terry D. Hildestad                  115,625(7)                                      *
Dennis W. Johnson                    46,365(5)                     4,560            *
Richard H. Lewis                      4,050                                         *
Patricia L. Moss                     23,572                                         *
John L. Olson                       111,148           28,686                        *
Harry J. Pearce                     141,186           13,500                        *
Vernon A. Raile                      38,449(7)                                      *
Warren L. Robinson                   14,111(6)                     5,505            *
William E. Schneider                 56,092(7)                                      *
Sister Thomas Welder                 60,260(8)         5,500                        *
Martin A. White                     304,431(9)                    83,283            *
John K. Wilson                       41,942                                         *

All directors and executive
officers as a group (24 in
number)                           4,709,398           76,822      94,885           2.6
------------------------------------------------------------------------------------------

*    Less than one percent of the class.

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security.

(2) Indicates shares of our stock that executive officers and directors have the right to acquire within 60 days pursuant to stock options. These shares are included in the "Common Shares Beneficially Owned" column.

(3)  These shares are included in the "Common Shares Beneficially Owned" column.

(4) Includes 3,420,000 shares of common stock acquired through the sale of Connolly-Pacific to us.

(5) Mr. Johnson disclaims all beneficial ownership of the 4,560 shares owned by his wife.

(6) Mr. Robinson resigned from his position as an officer on January 3, 2006 and retired effective February 17, 2006.

(7) Includes full shares allocated to the officer's account in our 401(k) retirement plan.

(8) The total includes shares held by the Annunciation Monastery, of which community Sister Welder is a member, and by the University of Mary, of which Sister Welder is the president. The monastery owns 42,873 shares, and it may acquire 5,500 shares within 60 days pursuant to stock options. The university owns 11,887 shares. Sister Welder disclaims all beneficial ownership of the shares owned by the monastery and the university.

(9) Includes full shares allocated to the officer's account in our 401(k) retirement plan. Mr. White retired on August 17, 2006.

     The table below sets forth information with respect to any person we know to be the beneficial owner of more than five percent of any class of our voting securities.


      -------------------------------------------------------------------
       Title of Class                              Amount and
                                                     Nature       Percent
                           Name and Address       of Beneficial   of
                          of Beneficial Owner       Ownership     Class
      -------------------------------------------------------------------
        Common Stock    New York Life Trust         7,916,227     6.6%
                        Company                      (1)(2)
                        51 Madison Avenue
                        New York, NY 10010
      -------------------------------------------------------------------

(1) In a Schedule 13G/A, Amendment No. 6, filed on February 13, 2006, New York Life Trust Company indicates that it holds these shares as directed trustee of our 401(k) plan and has sole voting and dispositive power with respect to all shares.

(2)  Not adjusted for the 3-for-2 stock split effective July 26, 2006.

--------------------------------------------------------------------------------

                            RELATED PERSON DISCLOSURE

--------------------------------------------------------------------------------

     The board of directors has adopted a policy for the review of related person transactions. This policy is contained in our corporate governance guidelines, which are posted on our website at www.mdu.com.

     The audit committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the company. Financial transactions, arrangements, relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the committee's review.

     Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, mothers-in-law, fathers-in-law, siblings, brothers-in-law, sisters-in-law, children, stepchildren, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who shares in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock.

     After its review, the committee makes a recommendation to the board, which ultimately decides whether to approve or ratify a related person transaction. The board's decision may be based on the committee's recommendation or on its independent evaluation of whether the transaction is in the best interests of our stockholders and the company.

--------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

--------------------------------------------------------------------------------

Director Independence
---------------------

     The board of directors has adopted a statement of policy on director independence that includes categorical standards for director independence. We have posted this statement of policy to our website at www.mdu.com and attached the policy to our proxy statement as exhibit "C". The board of directors has determined that all current members of the board and all members of the board during 2006

          o    have or had no material relationship with us and

          o are or were independent in accordance with our statement of policy on director independence standards, the New York Stock Exchange listing standards and the Sarbanes-Oxley Act of 2002,

except Terry D. Hildestad, our president and chief executive officer, and Martin
A. White, our former chairman and chief executive officer, who retired August 17, 2006.

     In determining director independence for 2006, the board of directors considered the following transactions or relationships:

          o Mr. Everist's ownership of approximately 3.5 million shares of our common stock

          o charitable contributions to the City of Dickinson and the Theodore Roosevelt Medora Foundation - Mr. Johnson is president of the City of Dickinson board of commissioners and was director of the foundation

          o business relationships that we describe in the notes to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 between subsidiaries of MDU Resources Group, Inc. and companies with which Mr. Nance, our director who retired in August 2006, is affiliated and

          o the provision of electric service and charitable contributions to the University of Mary and St. Alexius Medical Center - Sister Welder is president of the University of Mary and a director of St. Alexius.

Code of Conduct
---------------

     We have a code of conduct applicable to directors, officers, managerial employees and all employees involved in financial activities on our behalf. We also have a code of ethics that applies generally to our employees.

     We intend to satisfy our disclosure obligations regarding

          o amendments to, or waivers of, any provision of the code of conduct that applies to our principal executive officer, principal financial officer and principal accounting officer and that relates to any element of the code of ethics definition in Regulation S-K, Item 406(b) and

          o waivers of the code of conduct for our directors or executive officers, as required by New York Stock Exchange listing standards,

by posting such information on our website at www.mdu.com.

Board Meetings and Committees
-----------------------------

     During 2006, the board of directors held eight meetings. Each incumbent director attended at least 75 percent of the combined total meetings of the board and the committees on which the director served during 2006. Director attendance at our annual meeting of stockholders is left to the discretion of each director. Two directors attended our 2006 annual meeting of stockholders.

     Harry J. Pearce served as lead director until August 17, 2006, when he was elected non-employee chairman of the board. He presides at the executive session of the non-employee directors held in connection with each regularly scheduled quarterly board of directors meeting. The non-employee directors also meet in executive session with the chief executive officer at each regularly scheduled quarterly board of directors meeting.

     The board has a standing audit committee, compensation committee and nominating and governance committee. These committees are composed entirely of independent directors under the applicable New York Stock Exchange listing standards.

     The audit, compensation and nominating and governance committees have charters which are available for review, along with our corporate governance guidelines, code of conduct, and code of ethics, on our website at www.mdu.com. You may obtain copies of any of these documents by writing to the secretary, MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650.

Nominating and Governance Committee
-----------------------------------

     The nominating and governance committee met four times during 2006. The committee members are John L. Olson, chairman, Karen B. Fagg, Richard H. Lewis and Sister Thomas Welder. Robert L. Nance served as a member of the committee until his retirement from the board on August 17, 2006. Thomas Everist, Harry J. Pearce and John K. Wilson served as members of the committee until August 17, 2006.

     The nominating and governance committee provides recommendations to the board with respect to

          o    board organization, membership and function

          o    committee structure and membership

          o    succession planning for our executive management and

          o    corporate governance guidelines applicable to us.

     The committee identifies individuals qualified to become directors and recommends to the board the nominees for director for the next annual meeting of stockholders. The committee also identifies and recommends to the board individuals qualified to become our principal officers and the nominees for membership on each board committee. The committee oversees the evaluation of the board and management.

     In identifying nominees for director, the committee consults with board members, our management consultants and other individuals likely to possess an understanding of our business and knowledge concerning suitable director candidates.

     We have a policy on consideration of director candidates recommended to us and will consider candidates that our stockholders recommend. Stockholders may submit director recommendations to the nominating and governance committee chairman in care of the secretary at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650. Please include the following information:

          o    the candidate's name, age, business address and telephone number

          o    the candidate's principal occupation and

          o any other information you believe is relevant with respect to the recommendation.

You should submit such information at least 120 days prior to the anniversary of the mail date of last year's proxy statement, or for next year, no later than November 9, 2007.

     There are no differences in the manner by which the committee evaluates director candidates recommended by stockholders and those recommended by other sources.

     In evaluating director candidates, the committee considers an individual's

          o    background, character and experience

          o skills and experience which complement the skills and experience of current board members

          o    success in the individual's chosen field of endeavor

          o skill in the areas of accounting and financial management, banking, general management, human resources, marketing, operations, public affairs, law and operations abroad

          o    background in publicly traded companies

          o    geographic area of residence and

          o affiliations or relationships with other groups, organizations or entities.

The committee generally will hire an outside firm to perform a background check on potential nominees.

Audit Committee
---------------

     The audit committee is a separately-designated standing committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934.

     The audit committee met seven times during 2006. The audit committee members are Dennis W. Johnson, chairman, Richard H. Lewis, John L. Olson and John K. Wilson. Robert L. Nance served as a member of the committee until his retirement from the board on August 17, 2006. Patricia L. Moss and Sister Thomas Welder served as members of the committee until August 17, 2006.

     The board of directors has determined that Messrs. Johnson, Olson and Wilson are "audit committee financial experts" as defined by Securities and Exchange Commission regulations and are all independent under the applicable New York Stock Exchange listing standards.

     The audit committee assists the board of directors in fulfilling its oversight responsibilities to the stockholders and serves as a communication link among the board, management, the independent auditors and the internal auditors. The audit committee:

          o    assists the board's oversight of

               -    the integrity of our financial statements

               -    our compliance with legal and regulatory requirements

               - the independent auditors' qualifications and independence and

               - the performance of our internal audit function and independent auditors and

          o prepares the report that Securities and Exchange Commission rules require we include in our annual proxy statement.

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

            In connection with our financial statements for the year ended December 31, 2006, the audit committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by statement on Auditing Standards No. 61, as amended, AICPA, Professional Standards, Vol. 1, AU section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with the independent accountant the independent accountant's independence.

            Based on the review and discussions referred to in items (1) through
      (3) of the above paragraph, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

      Dennis W. Johnson, Chairman
      Richard H. Lewis
      John L. Olson
      John K. Wilson

                                        -------------------

Compensation Committee
----------------------

     The compensation committee met four times during 2006. The compensation committee members are Thomas Everist, chairman, Karen B. Fagg and Patricia L. Moss. Dennis W. Johnson, Richard H. Lewis and Harry J. Pearce served as members of the committee until August 17, 2006. Mr. Pearce served as chairman of the committee until June 1, 2006.

     The compensation committee's responsibilities, as set forth in its charter, include:

          o review and recommend changes to the board regarding our executive compensation policies for directors and executives

          o evaluate the chief executive officer's performance and, either as a committee or together with other independent directors as directed by the board, determine his compensation

          o recommend to the board the compensation of our other Section 16 officers and directors

          o establish goals, make awards, review performance and determine, or recommend to the board, awards earned under our annual and long-term incentive compensation plans

          o review and discuss with management the compensation discussion and analysis and based upon such review and discussion, determine whether to recommend to the board that the compensation discussion and analysis be included in our proxy statement or our Annual Report on Form 10-K

          o arrange for the preparation of and approve the compensation committee report to be included in our proxy statement or Annual Report on Form 10-K and

          o sole authority to retain and discharge and approve fees for compensation consultants.

     The compensation committee and the board of directors have sole and direct responsibility for determining compensation of our Section 16 officers and directors. They may not delegate this authority. They may, however, use recommendations from outside consultants, the chief executive officer and the human resources department. The chief executive officer, the vice president - human resources and general counsel regularly attend compensation committee meetings. The committee meets in executive session as needed.

     The compensation committee makes recommendations to the board regarding compensation of all Section 16 officers, and the board then approves the recommendations.

     We discuss our processes and procedures for consideration and determination of compensation of our Section 16 officers in the compensation discussion and analysis. We also discuss in the compensation discussion and analysis the role of our executive officers and compensation consultants in determining or recommending compensation for our Section 16 officers.

     The board of directors determines compensation for our non-employee directors based upon recommendations from the compensation committee. The committee reviewed and made recommendations with respect to director compensation at its May 2006 meeting. At that meeting, the committee reviewed a survey on director compensation prepared by Towers Perrin at the direction of the compensation committee. The Towers Perrin survey used market data from our performance graph peer group companies gathered from their 2006 proxy filings. The committee compared this survey data to our

          o annual cash retainer to non-employee directors and to the non-executive chairman of the board

          o    stock awards to all non-employee directors

          o    board meeting fees to all non-employee directors

          o    committee meeting fees and

          o    committee chairperson fees.

Our chief executive officer reported to the committee on the portion of the survey regarding non-executive chairman compensation. After review and discussion of the market data, the compensation committee made recommendations to increase director compensation to the 61st percentile of the market data in the Towers Perrin survey. The board approved the recommendations.

     At its May and August 2006 meetings, the committee also reviewed a report prepared by the National Association of Corporate Directors on best practices on director compensation. The committee noted that, of the six best practices identified in the report, five of the policies, regarding director compensation programs, director stock ownership and the use of independent professional or financial service providers, have been adopted.

Stockholder Communications
--------------------------

     Stockholders and other interested parties who wish to contact the board of directors or an individual director, including our non-employee chairman or non-employee directors as a group, should address a communication in care of the secretary at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650. The secretary will forward all communications.



--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

     Section 16 of the Securities Exchange Act of 1934, as amended, requires that officers, directors and holders of more than 10% of our common stock file reports of their trading in our equity securities with the Securities and Exchange Commission. Based solely on a review of Forms 3, 4 and 5 furnished to us during and with respect to 2006 or written representations that no Forms 5 were required, we believe that all such reports were timely filed.

--------------------------------------------------------------------------------

                                 OTHER BUSINESS

--------------------------------------------------------------------------------

     Our management knows of no other matters to come before the meeting. However, if any matter requiring a vote of the stockholders should arise, the persons named in the enclosed proxy will vote in accordance with their best judgment.

--------------------------------------------------------------------------------

                           SHARED ADDRESS STOCKHOLDERS

--------------------------------------------------------------------------------

     In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one annual report and proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a stockholder of record wishes to receive a separate annual report or proxy statement in the future, he or she may contact the office of the treasurer at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650. Eligible stockholders of record who receive multiple copies of our annual report and proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

     We hereby undertake to deliver promptly, upon written or oral request, a separate copy of the annual report to stockholders, or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the document was delivered.

--------------------------------------------------------------------------------

                       2008 ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

     Director Nominations: Our bylaws provide that director nominations may be made only by the board or the nominating committee or by a stockholder entitled to vote who has delivered written notice to the corporate secretary. The written notice must contain certain information specified in the bylaws and must be received at least 120 days prior to the anniversary date on which we first mailed our proxy materials for the prior year's annual stockholders' meeting.

     Other Meeting Business: Our bylaws also provide that no business may be brought before an annual stockholders' meeting except as specified in the meeting notice or as otherwise properly brought before the meeting by the board or by a stockholder entitled to vote who has delivered written notice to the company secretary. The written notice must contain certain information specified in the bylaws and must be received at least 120 days prior to the anniversary date on which we first mailed our proxy materials for the prior year's annual stockholders' meeting.

     Discretionary Voting: Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows us to use discretionary voting authority to vote on matters coming before an annual stockholders' meeting if we do not have notice of the matter at least 45 days before the anniversary date on which we first mailed our proxy materials for the prior year's annual stockholders' meeting or the date specified by an advance notice provision in our bylaws. Our bylaws contain an advance notice provision that we have described above. For our annual meeting of stockholders expected to be held on April 22, 2008, stockholders must submit such written notice to the corporate secretary on or before November 9, 2007.

     Stockholder Proposals: The requirements we describe above are separate from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet to have a stockholder proposal included in our proxy statement under Rule 14a-8 of the Exchange Act. For purposes of our annual meeting of stockholders expected to be held on April 22, 2008, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must submit such proposal to the corporate secretary on or before November 9, 2007.

     Bylaw Copies: You may obtain a copy of the full text of the bylaw provisions discussed above by writing to the corporate secretary.

     We will make available to our stockholders to whom we mail this proxy statement a copy of our Annual Report on Form 10-K, excluding exhibits, for the year ended December 31, 2006, which is required to be filed with the Securities and Exchange Commission. You may obtain a copy, without charge, upon written or oral request to the Office of the Treasurer of MDU Resources Group, Inc., 1200 West Century Avenue, Mailing Address: P.O. Box 5650, Bismarck, ND 58506-5650, Telephone Number: (701) 530-1000. You may also access our Annual Report on Form 10-K through our website at www.mdu.com.

                                    By order of the Board of Directors,


                                    Paul K. Sandness
                                    Secretary
                                    March 8, 2007

--------------------------------------------------------------------------------

                                    EXHIBIT A

--------------------------------------------------------------------------------



     RESOLVED, that the Board of Directors of MDU Resources Group, Inc. hereby declares it advisable:

     (A) That the number of shares of Common Stock which the Company is authorized to issue be increased from 250,000,000 shares of Common Stock with the par value of $1.00 per share, to 500,000,000 shares with the par value of $1.00 per share, effective at the close of business on the date on which the appropriate Certificate of Amendment to the Company's Restated Certificate of Incorporation is filed in the office of the Secretary of State of the State of Delaware;

     (B) That, in order to effect the foregoing, the Restated Certificate of Incorporation of the Company, as heretofore amended, be further amended by deleting the first paragraph of Article FOURTH, and by inserting in place thereof a new first paragraph of said Article FOURTH to read as follows:


                  FOURTH. The total number of shares of stock which the
            Corporation shall have authority to issue is TwoFive Hundred Fifty-Two Million (252,000,000502,000,000) divided into four classes, namely, Preferred Stock, Preferred Stock A, Preference Stock, and Common Stock. The total number of shares of such Preferred Stock authorized is Five Hundred Thousand (500,000) shares of the par value of One Hundred Dollars ($100) per share (hereinafter called the "Preferred Stock") amounting in the aggregate to Fifty Million Dollars ($50,000,000). The total number of shares of such Preferred Stock A authorized is One Million (1,000,000) shares without par value (hereinafter called the "Preferred Stock A"). The total number of shares of such Preference Stock authorized is Five Hundred Thousand (500,000) shares without par value (hereinafter called the "Preference Stock"). The total number of shares of such Common Stock authorized is TwoFive Hundred Fifty Million (250,000,000500,000,000) of the par value of One and no/100 Dollars ($1.00) per share (hereinafter called the "Common Stock"), amounting in the aggregate to TwoFive Hundred Fifty Million Dollars ($250,000,000). 500,000,000).


     FURTHER RESOLVED, that the Board of Directors hereby directs that this resolution and above proposed amendment be attached as an exhibit to the proxy statement for the Company's next Annual or Special Meeting of Stockholders for consideration by the Stockholders entitled to vote in respect thereof.

--------------------------------------------------------------------------------

                                    EXHIBIT B

--------------------------------------------------------------------------------

     RESOLVED, that the Board of Directors of MDU Resources Group, Inc. hereby declares it advisable:

     (A) That the Board of Directors of the Company be declassified and the members of the Board of Directors be elected annually, effective at the close of business on the date on which the appropriate Certificate of Amendment to the Company's Restated Certificate of Incorporation is filed in the office of the Secretary of State of the State of Delaware;

     (B) That, in order to effect the foregoing, the Restated Certificate of Incorporation of the Company, as heretofore amended, be further amended by amending Article THIRTEENTH to read as follows:

                  THIRTEENTH. (a) The business and affairs of the Corporation shall be managed by the Board of Directors consisting of not less than six nor more than fifteen persons. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by two-thirds of the Continuing Directors. The directors need not be elected by ballot unless required by the By-Laws of the Corporation.


                  The Board of Directors shall be divided into three classes as nearly equal in number as may be. The initial term of office of each director in the first class shall expire at the annual meeting of stockholders in 1986; the initial term of office of each director in the second class shall expire at the annual meeting of stockholders in 1987; and the initial term of office of each director in the third class shall expire at the annual meeting of stockholders in 1988. At each annual election commencing at theAt each annual meeting of stockholders of 1986,, the successors to the class of directors whose term expires at that time shall be elected to hold office for a term of three years to succeed those whose term expires, so that the term of one class of directors shall expire each year.for terms expiring at the next annual meeting of stockholders; provided, however, that each director elected at the annual meetings of stockholders held in 2005, 2006 and 2007 shall serve for the full three-year term to which such director was elected. Each director shall hold office for the term for which he is elected or appointed and until his successor shall be elected and qualified or until his death, or until he shall resign or be removed.


                  In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his earlier resignation, removal from office or death, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to maintain such classes as nearly equal in number as may be. .

                  (b) Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a two-thirds vote of the Continuing Directors then in office, or a sole remaining director, although less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of the class to which they have been elected expires. If one or more directors shall resign from the Board effective as of a future date, such vacancy or vacancies shall be filled pursuant to the provisions hereof, and such new directorship(s) shall become effective when such resignation or resignations shall become effective, and each director so chosen shall hold office as herein provided in the filling of other vacancies. for a term expiring at the next annual meeting of stockholders.


                  (c) Any director or the entire Board of Directors may be
            removed; however, such removal must be for cause and must be approved as set forth in this Section. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if: (i) the director whose removal is proposed has been convicted, or where a director was granted immunity to testify where another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been grossly negligent in the performance of his duties to the Corporation; or (iii) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a director of the Corporation, and such adjudication is no longer subject to direct appeal.

                  Removal for cause, as cause is defined above, must be approved by at least a majority vote of the shares of the Corporation then entitled to be voted at an election for that director, and the action for removal must be brought within three months of such conviction or adjudication.

                  Notwithstanding the foregoing, and except as otherwise
            provided by law, in the event that Preferred Stock of the Corporation is issued and holders of any one or more series of such Preferred Stock are entitled, voting separately as a class, to elect one or more directors of the Corporation to serve for such terms as set forth in the Certificate of Incorporation, the provisions of this Article THIRTEENTH, Section (c), shall also apply, in respect to the removal of a director or directors so elected to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole.

                  (d) Any directors elected pursuant to special voting rights of one or more series of Preferred Stock, voting as a class, shall be excluded from, and for no purpose be counted in, the scope and operation of the foregoing provisions, unless expressly stated.

     FURTHER RESOLVED, that the Board of Directors hereby directs that this resolution and above proposed amendment be attached as an exhibit to the proxy statement for the Company's next Annual or Special Meeting of Stockholders for consideration by the stockholders entitled to vote in respect thereof.

--------------------------------------------------------------------------------

                                    EXHIBIT C

--------------------------------------------------------------------------------





                            MDU Resources Group, Inc.
                               Statement of Policy
                         Director Independence Standards



                                       I.
                                     Policy

     It is the sense of this Board that the expertise and perspective of independent directors is of great value and benefit to MDU Resources Group, Inc. ("MDU") and its stockholders. Accordingly, and in keeping with the other high standards of corporate governance which this Board has established for itself, the listing standards of the New York Stock Exchange, and laws and regulations applicable to MDU, this Board establishes the following guidelines on director independence and for determining whether its members are independent.

                                       II.
                         Director Independence - General

     The Board believes that a substantial majority of its members should satisfy these standards for independence.

     No director may be deemed independent unless the Board affirmatively determines, after due deliberation, that the director has no material relationship with MDU either directly or as a partner, shareholder or officer of an organization that has a relationship with MDU. In each case, the Board shall broadly consider all the relevant facts and circumstances and shall apply these standards. Trivial or de minimis affiliations or connections to MDU by a director or his or her immediate family will not generally be cause for the Board to determine that the director is not independent. In addition a director is not independent if:

(1) The director is, or has been within the last three years, an employee, or has an immediately family member who is, or has been within the last three years, an executive officer, of MDU.

(2) The director has received, or has an immediate family member who has received, during any twelve month period within the last three years, more than $100,000 in direct compensation from MDU, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

(3) (A) The director or an immediate family member of the director is a current partner of a firm that is MDU's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member of the director was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on MDU's audit within that time.

(4) The director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of MDU's present executive officers at the same time serves or served on that company's compensation committee.

(5) The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, MDU for property or services in an amount which in any of the last three fiscal years exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues. In applying the foregoing, both the payments and the consolidated gross revenues to be measured will be those reported in the last completed fiscal year. Contributions to tax exempt organizations are not considered "payments" for purposes of this paragraph 5.

      Relationships involving a director's affiliation with another company that account for lesser amounts than those specified in this paragraph 5 will not be considered to be material relationships that would impair the director's independence, provided that the related payments for goods and services or in connection with other contractual arrangements (i) are made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated parties, or (ii) involve the rendering of services as a public utility at rates or charges fixed in conformity with law or governmental authority.

(6) The director (or an immediate family member of the director) serves as an officer, director or trustee for a not-for-profit organization, and, within the organization's preceding three fiscal years, MDU's discretionary contributions in any single year to the organization exceed 2% of that organization's consolidated gross revenues, or $1 million, whichever is greater. MDU's automatic matching of employee charitable contributions will not be included in the amount of MDU's contributions for purposes of this paragraph (6).

(7) The director is (or is affiliated with an organization that is) a significant advisor, counsel or consultant to MDU.

(8) The ownership of stock of MDU by directors is encouraged and substantial stock ownership (not involving control) will not affect the independence status of a director.

     For purposes of Section II(3) of this policy only, "immediate family member" means a director's spouse, minor child or stepchild, or an adult child or stepchild sharing a home with the director. As used elsewhere in this policy, the term "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

     The Board will annually review the commercial, industrial, banking, consulting, legal, accounting and charitable (and other non-profit) relationships between MDU's directors and the organizations with which they and the members of their immediate families have material interests. For relationships that are either not covered by or do not satisfy these guidelines, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors satisfying the independence guidelines.

                                      III.
                 Director Independence - Audit Committee Members

     No director who is a member of the Audit Committee of the Board may accept any consulting, advisory or compensatory fee from MDU, or from any of its subsidiary companies, other than in that director's capacity as a member of the Board or any of the Board's several committees.

     In addition, no director who is a member of the Audit Committee may be an affiliated person of MDU or any of its subsidiary companies apart from affiliation occasioned by the director's service as a member of the Board or any of the Board's several committees. A director would be deemed an affiliated person of MDU if that director directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with MDU.

                                       IV.
                  Approval, Adoption, Amendment and Restatement

     This Statement of Policy of the Board of Directors of MDU was approved and adopted by resolution of the Board of Directors of MDU at a meeting thereof held the 13th day of August, 2003, and was amended and restated the 17th day of February, 2005.

                                     [LOGO]

                            MDU RESOURCES GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                             Tuesday, April 24, 2007
                    11:00 a.m. Central Daylight Savings Time

                                909 Airport Road
                                  Bismarck, ND

        If you consented to access the Annual Report to Stockholders and
         Proxy Statement via the Internet, these documents may be viewed by going to the MDU Resources Group, Inc. website.
               The website address is: www.mdu.com/2007-proxy.html

    If you would like to access the proxy materials electronically next year go to the following Consent site address: www.econsent.com/mdu/

[MDU RESOURCES LOGO]
      1200 WEST CENTURY AVENUE
      MAILING ADDRESS:
      P.O. BOX 5650 BISMARCK, ND 58506-5650
      (701) 530-1000

                                                                          PROXY

================================================================================


       This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders on April 24, 2007.

This proxy will also be used to provide voting instructions to New York Life Trust Company, as Trustee of the MDU Resources Group, Inc. 401(k) Retirement Plan, for any shares of Company common stock held in the plan.

The undersigned hereby appoints Harry J. Pearce and Paul K. Sandness and each of them, proxies, with full power of substitution, to vote all Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 a.m., Central Daylight Savings Time, April 24, 2007, at 909 Airport Road, Bismarck, ND, and at any adjournment(s) thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side. Your vote is important! Ensure that your shares are represented at the meeting. Either (1) submit your proxy by touch-tone telephone, (2) submit your proxy by Internet or (3) mark, date, sign and return this letter proxy in the envelope provided (no postage is necessary if mailed in the United States). If no directions are given, the proxies will vote in accordance with the Directors' recommendation on all matters listed on this proxy, and at their discretion on any other matters that may properly come before the meeting.











                      See reverse for voting instructions.

                                                              ==================
                                                              COMPANY #
                                                              ==================


There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, dated, signed and returned your proxy card.

VOTE BY PHONE - - TOLL FREE - - 1-800-560-1965 - -  QUICK*** EASY*** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (CDT) on Monday, April 23, 2007.
- Please have your proxy card and the last four digits of your Social Security Number or Tax Payer Identification Number available.
- Follow the simple instructions the Voice provides you.


VOTE BY INTERNET - - www.eproxy.com/mdu/ - - QUICK*** EASY*** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (CDT) on Monday, April 23, 2007.
- Please have your proxy card and the last four digits of your Social Security Number or Tax Payer Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to MDU Resources Group, Inc., c/o Shareowner Services (SM), P.O. Box 64873, St. Paul, MN 55164-0873.

      If you vote by Phone or Internet, please do not mail your Proxy Card.

                         v     Please detach here     v


          The Board of Directors Recommends a Vote "FOR" all Nominees,
                  "FOR" Items 2, 3 and 4 and "AGAINST" Item 5.


1. Election of      01 Terry D.  Hildestad     03 John L. Olson      [ ]  Vote FOR     [ ] Vote
   directors:                                                             all              WITHHELD
                    02 Dennis W. Johnson       04 John K. Wilson          nominees         from all
                                                                          (except as       nominees
                                                                          indicated
                                                                          below)
                                                                      ==============================

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

                                                                      ==============================






2. Amend Article FOURTH of our restated certificate of               [ ] For           [ ] Against [ ] Abstain
   incorporation to increase our authorized shares of common stock

3. Amend Article THIRTEENTH of our restated certificate of           [ ] For           [ ] Against [ ] Abstain
   incorporation to declassify our board of directors

4. Ratification of Deloitte & Touche LLP as our independent          [ ] For           [ ] Against [ ] Abstain
   auditors for 2007

5. Stockholder proposal requesting sustainability report             [ ] For           [ ] Against [ ] Abstain

This Proxy when properly executed will be voted as directed or, if no direction is given, will be voted FOR each Director, FOR Items 2, 3 and 4 and AGAINST Item
5.


Address Change? Mark Box [ ] Indicate changes below:


                                                                     Date  _________________________

                                                                     _______________________________

                                                                     _______________________________


                                                                     Signatures(s) in box
                                                                     Please sign exactly as your name(s) appear
                                                                     on Proxy. If held in joint tenancy, all
                                                                     persons must sign. Trustees, administrators,
                                                                     etc., should include title and authority.
                                                                     Corporations should provide full name of
                                                                     corporation and title of authorized officer
                                                                     signing the proxy.
